UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.93%	0.65%	4.05%
Class M (incl. 3.50% sales charge)	7.13%	0.83%	4.00%
Class C (incl. contingent deferred sales charge)	9.53%	1.11%	3.91%
Fidelity® Canada Fund	11.70%	2.17%	5.00%
Class I	11.74%	2.20%	5.01%
Class Z	11.87%	2.23%	5.02%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$16,282	Fidelity® Canada Fund
$16,615	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 11% to 12%, falling short of the 13.15% result of the benchmark, the S&P/TSX Composite Index. The benchmark's positive result for the 12 months belied meaningful performance differences by sector. Information technology (+44%) posted the strongest result, followed by utilities (+35%). Conversely, energy struggled (-1%), and health care delivered the worst result (-29%). Versus the benchmark, stock selection hurt the fund's relative return; however, positive market positioning helped offset most of this negative impact. Choices in energy detracted the most, mainly due to the fund's stakes in PrairieSky Royalty (-33%) and Suncor Energy (-8%), each of which lagged due to tepid oil prices. Avoiding e-commerce company Shopify (+127%) also hurt the fund's relative result. Conversely, stock picking in industrials added relative value. Among individual stocks, holding several materials names contributed, including Franco-Nevada (+57%) and Wheaton Precious Metals (+73%), each of which benefited from higher gold prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Canada	99.2%
United States of America*	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Royal Bank of Canada (Banks)	11.2
The Toronto-Dominion Bank (Banks)	10.8
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.3
Canadian Pacific Railway Ltd. (Road & Rail)	4.9
Sun Life Financial, Inc. (Insurance)	4.6
TELUS Corp. (Diversified Telecommunication Services)	4.5
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	4.5
Franco-Nevada Corp. (Metals & Mining)	4.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.5
Nutrien Ltd. (Chemicals)	3.5
56.9

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	33.1
Energy	16.2
Materials	12.0
Industrials	10.7
Consumer Staples	9.0
Communication Services	7.3
Information Technology	5.9
Consumer Discretionary	3.9
Real Estate	1.1

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2019, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 4.5%
TELUS Corp.	1,115,200	$39,668,302
Media - 0.4%
Cogeco Communications, Inc.	38,500	3,327,936
Wireless Telecommunication Services - 2.4%
Rogers Communications, Inc. Class B (non-vtg.) (a)	452,200	21,289,896

TOTAL COMMUNICATION SERVICES		64,286,134

CONSUMER DISCRETIONARY - 3.9%
Hotels, Restaurants & Leisure - 0.4%
Recipe Unlimited Corp.	206,100	3,702,320
Leisure Products - 0.8%
Spin Master Corp. (b)(c)	242,000	6,846,041
Multiline Retail - 2.3%
Dollarama, Inc.	600,400	20,198,712
Textiles, Apparel & Luxury Goods - 0.4%
Canada Goose Holdings, Inc. (b)	83,900	3,509,901

TOTAL CONSUMER DISCRETIONARY		34,256,974

CONSUMER STAPLES - 9.0%
Food & Staples Retailing - 8.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,320,300	39,595,968
George Weston Ltd.	211,000	16,893,136
Metro, Inc. Class A (sub. vtg.)	348,395	14,733,582
North West Co., Inc.	321,600	6,880,790
		78,103,476
Personal Products - 0.2%
Jamieson Wellness, Inc.	81,800	1,475,642

TOTAL CONSUMER STAPLES		79,579,118

ENERGY - 16.2%
Energy Equipment & Services - 0.3%
Computer Modelling Group Ltd.	419,100	2,230,576
Oil, Gas & Consumable Fuels - 15.9%
Canadian Natural Resources Ltd.	1,129,698	28,484,755
Cenovus Energy, Inc. (Canada)	1,205,400	10,268,459
Enbridge, Inc.	840,900	30,626,356
Pinnacle Renewable Energy, Inc.	438,100	2,404,877
PrairieSky Royalty Ltd. (a)	2,206,618	21,545,143
Suncor Energy, Inc.	1,592,400	47,345,216
		140,674,806

TOTAL ENERGY		142,905,382

FINANCIALS - 33.1%
Banks - 22.0%
Royal Bank of Canada	1,224,500	98,770,694
The Toronto-Dominion Bank	1,676,400	95,727,009
		194,497,703
Capital Markets - 1.1%
IGM Financial, Inc.	344,700	9,727,810
Insurance - 10.0%
Fairfax Financial Holdings Ltd. (sub. vtg.)	23,300	9,871,232
Intact Financial Corp. (d)	163,025	16,821,120
Intact Financial Corp. rights 7/31/20	29,500	3,021,449
Power Corp. of Canada (sub. vtg.)	775,800	17,953,370
Sun Life Financial, Inc.	912,500	40,938,141
		88,605,312

TOTAL FINANCIALS		292,830,825

INDUSTRIALS - 10.7%
Aerospace & Defense - 0.7%
CAE, Inc.	242,200	6,073,849
Professional Services - 2.1%
Thomson Reuters Corp.	277,500	18,648,185
Road & Rail - 7.9%
Canadian National Railway Co.	299,800	26,813,788
Canadian Pacific Railway Ltd.	191,800	43,615,533
		70,429,321

TOTAL INDUSTRIALS		95,151,355

INFORMATION TECHNOLOGY - 5.9%
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (b)	235,000	18,266,874
Software - 3.9%
Constellation Software, Inc.	17,000	16,790,001
Open Text Corp.	433,328	17,509,465
		34,299,466

TOTAL INFORMATION TECHNOLOGY		52,566,340

MATERIALS - 12.0%
Chemicals - 3.5%
Nutrien Ltd.	636,881	30,468,356
Containers & Packaging - 1.1%
CCL Industries, Inc. Class B	235,000	9,672,272
Metals & Mining - 7.1%
Franco-Nevada Corp.	376,500	36,532,306
Lundin Mining Corp.	866,300	4,373,924
OceanaGold Corp.	991,000	2,377,617
Wheaton Precious Metals Corp.	697,400	19,549,015
		62,832,862
Paper & Forest Products - 0.3%
Western Forest Products, Inc.	3,027,583	2,988,276

TOTAL MATERIALS		105,961,766

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Allied Properties (REIT)	231,500	9,417,485
TOTAL COMMON STOCKS
(Cost $617,884,344)		876,955,379

Money Market Funds - 2.8%
Fidelity Cash Central Fund 1.83% (e)	3,502,972	3,503,672
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	21,379,551	21,381,689
TOTAL MONEY MARKET FUNDS
(Cost $24,885,361)		24,885,361
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $642,769,705)		901,840,740
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(17,795,253)
NET ASSETS - 100%		$884,045,487

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,846,041 or 0.8% of net assets.

 (d) A portion of the security sold on a delayed delivery basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$178,397
Fidelity Securities Lending Cash Central Fund	208,528
Total	$386,925

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $20,543,952) — See accompanying schedule: Unaffiliated issuers (cost $617,884,344)	$876,955,379
Fidelity Central Funds (cost $24,885,361)	24,885,361
Total Investment in Securities (cost $642,769,705)		$901,840,740
Foreign currency held at value (cost $1,033,734)		1,033,734
Receivable for investments sold
Regular delivery		13,022,910
Delayed delivery		900,188
Receivable for fund shares sold		86,388
Dividends receivable		1,029,517
Distributions receivable from Fidelity Central Funds		13,385
Prepaid expenses		1,858
Other receivables		3,358
Total assets		917,932,078
Liabilities
Payable for investments purchased	$2,325,926
Payable for fund shares redeemed	9,451,294
Accrued management fee	453,730
Distribution and service plan fees payable	15,039
Other affiliated payables	201,380
Other payables and accrued expenses	58,785
Collateral on securities loaned	21,380,437
Total liabilities		33,886,591
Net Assets		$884,045,487
Net Assets consist of:
Paid in capital		$591,746,354
Total accumulated earnings (loss)		292,299,133
Net Assets		$884,045,487
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($30,597,966 ÷ 588,977 shares)(a)		$51.95
Maximum offering price per share (100/94.25 of $51.95)		$55.12
Class M:
Net Asset Value and redemption price per share ($8,589,285 ÷ 166,247 shares)(a)		$51.67
Maximum offering price per share (100/96.50 of $51.67)		$53.54
Class C:
Net Asset Value and offering price per share ($6,226,346 ÷ 123,025 shares)(a)		$50.61
Canada:
Net Asset Value, offering price and redemption price per share ($803,629,318 ÷ 15,392,611 shares)		$52.21
Class I:
Net Asset Value, offering price and redemption price per share ($14,506,898 ÷ 278,408 shares)		$52.11
Class Z:
Net Asset Value, offering price and redemption price per share ($20,495,674 ÷ 393,616 shares)		$52.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$28,863,330
Income from Fidelity Central Funds (including $208,528 from security lending)		386,925
Income before foreign taxes withheld		29,250,255
Less foreign taxes withheld		(4,448,823)
Total income		24,801,432
Expenses
Management fee
Basic fee	$6,787,616
Performance adjustment	(812,345)
Transfer agent fees	2,045,774
Distribution and service plan fees	200,535
Accounting and security lending fees	465,042
Custodian fees and expenses	8,284
Independent trustees' fees and expenses	5,621
Registration fees	100,151
Audit	76,250
Legal	3,118
Interest	3,436
Miscellaneous	6,911
Total expenses before reductions	8,890,393
Expense reductions	(44,415)
Total expenses after reductions		8,845,978
Net investment income (loss)		15,955,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,559,317
Redemptions in-kind with affiliated entities	25,479,297
Fidelity Central Funds	2,841
Foreign currency transactions	27,421
Total net realized gain (loss)		54,068,876
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	39,657,328
Assets and liabilities in foreign currencies	3,379
Total change in net unrealized appreciation (depreciation)		39,660,707
Net gain (loss)		93,729,583
Net increase (decrease) in net assets resulting from operations		$109,685,037

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,955,454	$15,980,423
Net realized gain (loss)	54,068,876	57,232,871
Change in net unrealized appreciation (depreciation)	39,660,707	(134,481,756)
Net increase (decrease) in net assets resulting from operations	109,685,037	(61,268,462)
Distributions to shareholders	(61,875,999)	(27,476,751)
Share transactions - net increase (decrease)	(142,935,933)	(157,321,221)
Redemption fees	–	5,144
Total increase (decrease) in net assets	(95,126,895)	(246,061,290)
Net Assets
Beginning of period	979,172,382	1,225,233,672
End of period	$884,045,487	$979,172,382

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.75	$54.11	$48.09	$45.25	$60.56
Income from Investment Operations
Net investment income (loss)A	.66	.60	.50	.48	.45
Net realized and unrealized gain (loss)	4.56	(3.88)	6.16	2.84	(8.04)
Total from investment operations	5.22	(3.28)	6.66	3.32	(7.59)
Distributions from net investment income	(.39)	(.59)	(.45)	(.42)	(.50)
Distributions from net realized gain	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(3.02)	(1.08)	(.64)	(.48)	(7.72)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$51.95	$49.75	$54.11	$48.09	$45.25
Total ReturnC,D	11.34%	(6.19)%	13.98%	7.45%	(14.32)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.20%	1.21%	1.34%	1.48%	1.43%
Expenses net of fee waivers, if any	1.20%	1.21%	1.34%	1.48%	1.43%
Expenses net of all reductions	1.19%	1.20%	1.34%	1.48%	1.43%
Net investment income (loss)	1.32%	1.13%	.98%	1.06%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$30,598	$29,420	$37,557	$44,144	$58,286
Portfolio turnover rateG	8%H	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.46	$53.77	$47.82	$44.99	$60.22
Income from Investment Operations
Net investment income (loss)A	.51	.44	.35	.35	.29
Net realized and unrealized gain (loss)	4.55	(3.86)	6.13	2.83	(8.00)
Total from investment operations	5.06	(3.42)	6.48	3.18	(7.71)
Distributions from net investment income	(.22)	(.40)	(.34)	(.29)	(.30)
Distributions from net realized gain	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.85)	(.89)	(.53)	(.35)	(7.52)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$51.67	$49.46	$53.77	$47.82	$44.99
Total ReturnC,D	11.02%	(6.47)%	13.64%	7.14%	(14.58)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.49%	1.51%	1.63%	1.77%	1.75%
Expenses net of fee waivers, if any	1.48%	1.51%	1.63%	1.77%	1.75%
Expenses net of all reductions	1.48%	1.51%	1.63%	1.77%	1.75%
Net investment income (loss)	1.03%	.83%	.69%	.78%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$8,589	$7,844	$10,356	$11,140	$12,820
Portfolio turnover rateG	8%H	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$48.48	$52.72	$46.87	$44.02	$59.04
Income from Investment Operations
Net investment income (loss)A	.29	.21	.13	.15	.07
Net realized and unrealized gain (loss)	4.47	(3.78)	6.01	2.78	(7.85)
Total from investment operations	4.76	(3.57)	6.14	2.93	(7.78)
Distributions from net investment income	–	(.18)	(.11)	(.02)	(.02)
Distributions from net realized gain	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(2.63)	(.67)	(.29)B	(.08)	(7.24)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$50.61	$48.48	$52.72	$46.87	$44.02
Total ReturnD,E	10.53%	(6.85)%	13.16%	6.67%	(14.96)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.92%	1.94%	2.06%	2.21%	2.19%
Expenses net of fee waivers, if any	1.92%	1.93%	2.06%	2.21%	2.19%
Expenses net of all reductions	1.91%	1.93%	2.06%	2.21%	2.18%
Net investment income (loss)	.60%	.40%	.26%	.33%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$6,226	$11,196	$15,938	$18,489	$21,610
Portfolio turnover rateH	8%I	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$50.02	$54.41	$48.35	$45.55	$60.95
Income from Investment Operations
Net investment income (loss)A	.82	.77	.66	.62	.60
Net realized and unrealized gain (loss)	4.58	(3.90)	6.20	2.85	(8.09)
Total from investment operations	5.40	(3.13)	6.86	3.47	(7.49)
Distributions from net investment income	(.58)	(.77)	(.61)	(.61)	(.69)
Distributions from net realized gain	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(3.21)	(1.26)	(.80)	(.67)	(7.91)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$52.21	$50.02	$54.41	$48.35	$45.55
Total ReturnC	11.70%	(5.89)%	14.35%	7.79%	(14.08)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.89%	1.02%	1.17%	1.15%
Expenses net of fee waivers, if any	.88%	.89%	1.02%	1.17%	1.15%
Expenses net of all reductions	.87%	.88%	1.02%	1.17%	1.14%
Net investment income (loss)	1.64%	1.45%	1.30%	1.37%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$803,629	$903,662	$1,130,803	$1,233,050	$1,279,488
Portfolio turnover rateF	8%G	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.93	$54.29	$48.28	$45.44	$60.80
Income from Investment Operations
Net investment income (loss)A	.85	.79	.67	.66	.61
Net realized and unrealized gain (loss)	4.55	(3.90)	6.19	2.83	(8.07)
Total from investment operations	5.40	(3.11)	6.86	3.49	(7.46)
Distributions from net investment income	(.59)	(.77)	(.66)	(.59)	(.68)
Distributions from net realized gain	(2.63)	(.49)	(.19)	(.06)	(7.22)
Total distributions	(3.22)	(1.25)B	(.85)	(.65)	(7.90)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$52.11	$49.93	$54.29	$48.28	$45.44
Total ReturnD	11.74%	(5.86)%	14.38%	7.83%	(14.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.86%	1.00%	1.14%	1.13%
Expenses net of fee waivers, if any	.84%	.85%	.99%	1.13%	1.12%
Expenses net of all reductions	.83%	.85%	.99%	1.13%	1.12%
Net investment income (loss)	1.68%	1.49%	1.33%	1.41%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$14,507	$26,923	$30,581	$41,217	$14,846
Portfolio turnover rateG	8%H	29%	26%	44%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.25 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.487 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$49.94	$53.92
Income from Investment Operations
Net investment income (loss)B	.92	.06
Net realized and unrealized gain (loss)	4.53	(4.04)
Total from investment operations	5.45	(3.98)
Distributions from net investment income	(.69)	–
Distributions from net realized gain	(2.63)	–
Total distributions	(3.32)	–
Net asset value, end of period	$52.07	$49.94
Total ReturnC,D	11.87%	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.80%G
Expenses net of fee waivers, if any	.72%	.80%G
Expenses net of all reductions	.71%	.79%G
Net investment income (loss)	1.80%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$20,496	$128
Portfolio turnover rateH	8%I	29%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, non-taxable dividends and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$296,255,787
Gross unrealized depreciation	(39,769,964)
Net unrealized appreciation (depreciation)	$256,485,823
Tax Cost	$645,354,917

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,903,319
Undistributed long-term capital gain	$22,920,743
Net unrealized appreciation (depreciation) on securities and other investments	$256,475,070

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$10,899,530	$ 22,403,877
Long-term Capital Gains	50,976,469	5,072,874
Total	$61,875,999	$ 27,476,751

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $82,140,157 and $208,715,800, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$74,470	$487
Class M	.25%	.25%	39,406	192
Class C	.75%	.25%	86,659	2,472
			$200,535	$3,151

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,443
Class M	1,081
Class C(a)	303
$4,827

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$82,441.28
Class M	24,810.31
Class C	20,676.24
Canada	1,847,720.21
Class I	68,107.17
Class Z	2,020.04
	$2,045,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,526,000	2.35%	$3,436

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 1,326,664 shares of the Fund were redeemed in-kind for investments and cash with a value of $69,285,297. The net realized gain of $25,479,297 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,639 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,848 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $70. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Canada	$188

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,308 and a portion of class-level operating expenses as follows:

Amount
Class A	$458
Class M	128
Class C	168
Canada	14,543
Class I	700
Class Z	4
$16,001

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$1,725,249	$734,732
Class M	438,995	166,749
Class C	599,233	198,725
Canada	57,337,031	25,679,409
Class I	1,761,950	697,136
Class Z	13,541	–
Total	$61,875,999	$27,476,751

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	95,319	46,971	$4,762,032	$2,500,808
Reinvestment of distributions	34,965	12,714	1,594,742	672,936
Shares redeemed	(132,619)	(162,467)	(6,599,280)	(8,569,248)
Net increase (decrease)	(2,335)	(102,782)	$(242,506)	$(5,395,504)
Class M
Shares sold	24,151	8,442	$1,232,542	$442,723
Reinvestment of distributions	9,616	3,154	437,340	166,353
Shares redeemed	(26,108)	(45,613)	(1,303,095)	(2,414,584)
Net increase (decrease)	7,659	(34,017)	$366,787	$(1,805,508)
Class C
Shares sold	5,030	9,399	$242,358	$481,011
Reinvestment of distributions	12,492	3,474	558,623	180,309
Shares redeemed	(125,453)	(84,247)	(6,065,682)	(4,355,073)
Net increase (decrease)	(107,931)	(71,374)	$(5,264,701)	$(3,693,753)
Canada
Shares sold	720,245	711,176	$35,658,625	$37,797,009
Reinvestment of distributions	1,185,764	457,772	54,201,287	24,289,363
Shares redeemed	(4,577,840)(b)	(3,887,975)	(231,547,759)(b)	(207,409,511)
Net increase (decrease)	(2,671,831)	(2,719,027)	$(141,687,847)	$(145,323,139)
Class I
Shares sold	739,392	160,132	$35,133,991	$8,478,569
Reinvestment of distributions	37,998	12,538	1,732,719	663,882
Shares redeemed	(1,038,167)(b)	(196,779)	(52,836,490)(b)	(10,381,577)
Net increase (decrease)	(260,777)	(24,109)	$(15,969,780)	$(1,239,126)
Class Z
Shares sold	412,219	2,572	$20,955,321	$135,809
Reinvestment of distributions	266	–	12,119	–
Shares redeemed	(21,441)	–	(1,105,326)	–
Net increase (decrease)	391,044	2,572	$19,862,114	$135,809

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.10%	5.82%	7.16%
Class M (incl. 3.50% sales charge)	20.53%	5.96%	7.09%
Class C (incl. contingent deferred sales charge)	23.41%	6.29%	7.00%
Fidelity® China Region Fund	25.72%	7.41%	8.15%
Class I	25.71%	7.41%	8.15%
Class Z	25.86%	7.44%	8.16%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund - Fidelity® China Region Fund on October 31, 2009, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

See above for additional information regarding the performance of Fidelity® China Region Fund.

Period Ending Values
$21,882	Fidelity® China Region Fund
$18,573	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Managers Stephen Lieu and Ivan Xie:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 24% to 26%, well ahead of the 15.36% advance of the benchmark, the MSCI Golden Dragon Index. Stock selection primarily drove the fund’s outperformance of the benchmark, especially in the consumer discretionary, information technology and consumer staples sectors. By country, China accounted for most of the fund’s outperformance, overcoming poor positioning in Hong Kong and a non-benchmark allocation to the United States. Among individual positions, overweighting China-based e-commerce platform operator Pinduoduo and food-delivery service Meituan Dianping each added considerable value. It also helped to not own China-based internet search provider Baidu. Conversely, positioning in materials detracted from the fund’s relative result, as did a small cash position. Among individual holdings, a non-benchmark stake in content, marketing and transactions services company Bitauto Holdings hurt notably, as did a non-benchmark stake in Uxin, an online used-car dealer. We sold both Bitauto Holdings and Uxin from the fund. A sizable overweighting in Sinopec Engineering Group also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	38.7%
China	22.1%
Hong Kong	11.7%
Taiwan	9.4%
Korea (South)	5.1%
Bermuda	4.4%
United States of America*	4.1%
Netherlands	1.3%
Luxembourg	1.0%
Other	2.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	11.0
Tencent Holdings Ltd. (Interactive Media & Services)	10.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.8
AIA Group Ltd. (Insurance)	4.5
China Construction Bank Corp. (H Shares) (Banks)	3.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.1
Meituan Dianping Class B (Internet & Direct Marketing Retail)	2.1
New Oriental Education & Technology Group, Inc. sponsored ADR (Diversified Consumer Services)	1.9
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail)	1.8
China Unicom Ltd. (Diversified Telecommunication Services)	1.7
44.9

Top Market Sectors as of October 31, 2019

% of fund's net assets
Consumer Discretionary	24.4
Financials	17.9
Information Technology	16.8
Communication Services	15.4
Real Estate	5.7
Industrials	4.8
Health Care	4.7
Materials	3.0
Consumer Staples	2.7
Energy	2.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2019, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® China Region Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATION SERVICES - 15.4%
Diversified Telecommunication Services - 1.7%
China Unicom Ltd.	20,936,000	$20,611,473
Entertainment - 1.9%
DouYu International Holdings Ltd. ADR (a)	2,148,600	16,694,622
iQIYI, Inc. ADR (a)(b)	352,700	6,147,561
		22,842,183
Interactive Media & Services - 11.8%
Momo, Inc. ADR	396,700	13,297,384
Tencent Holdings Ltd.	3,101,100	125,789,663
Wise Talent Information Technology Co. Ltd. (b)	1,784,600	4,446,128
		143,533,175

TOTAL COMMUNICATION SERVICES		186,986,831

CONSUMER DISCRETIONARY - 24.4%
Automobiles - 1.7%
Brilliance China Automotive Holdings Ltd.	7,490,000	8,259,775
Great Wall Motor Co. Ltd. (H Shares) (a)	10,223,000	8,283,200
Guangzhou Automobile Group Co. Ltd. (H Shares)	4,246,000	4,240,631
		20,783,606
Diversified Consumer Services - 3.4%
Koolearn Technology Holding Ltd. (a)(b)(c)	4,660,500	10,940,778
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	193,500	23,618,610
TAL Education Group ADR (b)	163,300	6,990,873
		41,550,261
Hotels, Restaurants & Leisure - 0.9%
Galaxy Entertainment Group Ltd.	935,000	6,438,073
Summit Ascent Holdings Ltd. (b)	25,142,000	3,905,831
		10,343,904
Household Durables - 1.8%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,605,610	13,386,672
Haier Electronics Group Co. Ltd.	2,947,000	8,413,947
		21,800,619
Internet & Direct Marketing Retail - 15.6%
Alibaba Group Holding Ltd. sponsored ADR (b)	754,800	133,350,514
Farfetch Ltd. Class A (a)(b)	441,000	3,938,130
Meituan Dianping Class B (b)	2,094,388	24,982,159
Pinduoduo, Inc. ADR (b)	536,705	21,940,500
Secoo Holding Ltd. ADR (b)	907,467	5,453,877
		189,665,180
Textiles, Apparel & Luxury Goods - 1.0%
Samsonite International SA	6,212,100	12,648,847

TOTAL CONSUMER DISCRETIONARY		296,792,417

CONSUMER STAPLES - 2.7%
Beverages - 1.5%
Kweichow Moutai Co. Ltd. (A Shares)	105,145	17,598,077
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	164,408	622,223
		18,220,300
Food Products - 0.5%
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,826,163	6,023,096
Household Products - 0.7%
C&S Paper Co. Ltd. (A Shares)	5,094,152	9,007,927

TOTAL CONSUMER STAPLES		33,251,323

ENERGY - 2.0%
Energy Equipment & Services - 1.2%
China Oilfield Services Ltd. (H Shares)	10,182,000	14,176,158
Oil, Gas & Consumable Fuels - 0.8%
PetroChina Co. Ltd. (H Shares)	20,186,000	9,843,937

TOTAL ENERGY		24,020,095

FINANCIALS - 17.9%
Banks - 7.2%
China Construction Bank Corp. (H Shares)	55,877,000	44,772,592
Dah Sing Banking Group Ltd.	3,656,800	4,727,496
Dah Sing Financial Holdings Ltd.	1,404,800	5,227,361
E.SUN Financial Holdings Co. Ltd.	8,474,671	7,655,492
Industrial & Commercial Bank of China Ltd. (H Shares)	34,995,000	25,070,184
		87,453,125
Capital Markets - 1.5%
Hong Kong Exchanges and Clearing Ltd.	294,500	9,174,864
Huatai Securities Co. Ltd. (H Shares) (c)	1,885,600	2,802,788
Yantai China Pet Foods Co. Ltd. ELS (UBS AG London Bank Warrant Program) Class A warrants 4/27/20 (b)(c)	1,870,613	6,084,724
		18,062,376
Consumer Finance - 0.7%
360 Finance, Inc. ADR	201,500	1,783,275
LexinFintech Holdings Ltd. ADR (b)	486,300	5,514,642
PPDAI Group, Inc. ADR	412,694	1,155,543
		8,453,460
Insurance - 8.5%
AIA Group Ltd.	5,562,400	55,391,630
China Life Insurance Co. Ltd. (b)	14,766,000	12,152,489
China Life Insurance Co. Ltd. (H Shares)	6,493,000	16,697,993
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,333,000	4,836,509
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,302,000	15,027,412
		104,106,033

TOTAL FINANCIALS		218,074,994

HEALTH CARE - 4.7%
Biotechnology - 1.5%
CStone Pharmaceuticals Co. Ltd. (b)(c)	1,172,000	1,562,431
Jinyu Bio-Technology Co. Ltd. (A Shares)	5,271,338	15,393,237
Zai Lab Ltd. ADR (b)	30,200	1,020,458
		17,976,126
Health Care Equipment & Supplies - 0.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	167,315	4,224,614
Pharmaceuticals - 2.8%
Hansoh Pharmaceutical Group Co. Ltd. (c)	3,878,000	11,781,592
Hutchison China Meditech Ltd. sponsored ADR (b)	168,600	3,186,540
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	775,948	1,759,927
Yunnan Baiyao Group Co. Ltd. (A Shares)	1,439,061	17,684,252
		34,412,311

TOTAL HEALTH CARE		56,613,051

INDUSTRIALS - 4.8%
Construction & Engineering - 0.5%
Sinopec Engineering Group Co. Ltd. (H Shares)	11,310,500	6,461,201
Machinery - 2.9%
Airtac International Group	559,000	7,652,387
Cimc Enric Holdings Ltd.	1,418,000	767,518
HIWIN Technologies Corp.	1,282,350	10,995,296
Impro Precision Industries Ltd. (c)	7,974,000	3,194,835
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,626,309	5,753,815
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	3,238,742	6,434,454
		34,798,305
Marine - 0.5%
Pacific Basin Shipping Ltd.	28,971,000	6,707,872
Professional Services - 0.9%
51job, Inc. sponsored ADR (b)	95,200	7,498,904
Centre Testing International Group Co. Ltd. (A Shares)	1,601,300	3,182,587
		10,681,491

TOTAL INDUSTRIALS		58,648,869

INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 0.9%
Ericsson (B Shares) sponsored ADR (a)	1,287,500	11,227,000
Electronic Equipment & Components - 2.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,061,289	6,076,118
Largan Precision Co. Ltd.	93,000	13,630,730
Sunny Optical Technology Group Co. Ltd.	287,200	4,616,420
		24,323,268
Semiconductors & Semiconductor Equipment - 10.7%
ASM Pacific Technology Ltd.	628,200	8,771,452
Micron Technology, Inc. (b)	269,200	12,800,460
NXP Semiconductors NV	140,070	15,923,158
Semiconductor Manufacturing International Corp. (a)(b)	6,567,000	8,341,722
SK Hynix, Inc.	186,820	13,090,123
Taiwan Semiconductor Manufacturing Co. Ltd.	7,267,000	71,080,908
		130,007,823
Software - 0.6%
Kingsoft Corp. Ltd. (b)	3,276,000	7,539,520
Technology Hardware, Storage & Peripherals - 1.1%
Samsung Electronics Co. Ltd.	310,370	13,366,472

TOTAL INFORMATION TECHNOLOGY		186,464,083

MATERIALS - 3.0%
Chemicals - 1.4%
LG Chemical Ltd.	64,988	17,075,947
Construction Materials - 0.8%
West China Cement Ltd.	57,872,000	9,273,080
Metals & Mining - 0.8%
Zijin Mining Group Co. Ltd. (H Shares)	29,330,000	10,159,616

TOTAL MATERIALS		36,508,643

REAL ESTATE - 5.7%
Real Estate Management & Development - 5.7%
Cheung Kong Property Holdings Ltd.	537,500	3,739,769
China Jinmao Holdings Group Ltd.	12,476,000	8,294,304
China Overseas Land and Investment Ltd.	2,706,000	8,538,764
Hongkong Land Holdings Ltd.	1,955,000	10,739,586
Longfor Properties Co. Ltd. (c)	3,386,000	14,052,416
Sino Land Ltd.	7,383,630	11,037,546
Sun Hung Kai Properties Ltd.	827,000	12,531,795
		68,934,180
UTILITIES - 1.3%
Gas Utilities - 1.3%
China Gas Holdings Ltd.	3,845,400	16,381,174
TOTAL COMMON STOCKS
(Cost $926,066,449)		1,182,675,660

Nonconvertible Preferred Stocks - 1.5%
INFORMATION TECHNOLOGY - 1.5%
Technology Hardware, Storage & Peripherals - 1.5%
Samsung Electronics Co. Ltd.
(Cost $17,737,605)	539,640	18,928,831

Money Market Funds - 3.8%
Fidelity Cash Central Fund 1.83% (d)	16,815,536	16,818,900
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	28,965,915	28,968,812
TOTAL MONEY MARKET FUNDS
(Cost $45,787,737)		45,787,712
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $989,591,791)		1,247,392,203
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(30,643,738)
NET ASSETS - 100%		$1,216,748,465

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,419,564 or 4.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$507,884
Fidelity Securities Lending Cash Central Fund	703,071
Total	$1,210,955

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$186,986,831	$36,139,567	$150,847,264	$--
Consumer Discretionary	296,792,417	195,292,504	101,499,913	--
Consumer Staples	33,251,323	--	33,251,323	--
Energy	24,020,095	--	24,020,095	--
Financials	218,074,994	28,261,441	189,813,553	--
Health Care	56,613,051	4,206,998	52,406,053	--
Industrials	58,648,869	26,146,587	32,502,282	--
Information Technology	205,392,914	98,966,774	106,426,140	--
Materials	36,508,643	17,075,947	19,432,696	--
Real Estate	68,934,180	--	68,934,180	--
Utilities	16,381,174	--	16,381,174	--
Money Market Funds	45,787,712	45,787,712	--	--
Total Investments in Securities:	$1,247,392,203	$451,877,530	$795,514,673	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $27,525,228) — See accompanying schedule: Unaffiliated issuers (cost $943,804,054)	$1,201,604,491
Fidelity Central Funds (cost $45,787,737)	45,787,712
Total Investment in Securities (cost $989,591,791)		$1,247,392,203
Receivable for fund shares sold		431,617
Dividends receivable		559,080
Distributions receivable from Fidelity Central Funds		38,881
Prepaid expenses		2,123
Other receivables		89,769
Total assets		1,248,513,673
Liabilities
Payable for fund shares redeemed	$1,678,483
Accrued management fee	681,067
Distribution and service plan fees payable	17,619
Other affiliated payables	219,325
Other payables and accrued expenses	199,409
Collateral on securities loaned	28,969,305
Total liabilities		31,765,208
Net Assets		$1,216,748,465
Net Assets consist of:
Paid in capital		$952,652,617
Total accumulated earnings (loss)		264,095,848
Net Assets		$1,216,748,465
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,962,550 ÷ 835,530 shares)(a)		$35.86
Maximum offering price per share (100/94.25 of $35.86)		$38.05
Class M:
Net Asset Value and redemption price per share ($9,250,910 ÷ 259,429 shares)(a)		$35.66
Maximum offering price per share (100/96.50 of $35.66)		$36.95
Class C:
Net Asset Value and offering price per share ($9,437,156 ÷ 271,898 shares)(a)		$34.71
China Region:
Net Asset Value, offering price and redemption price per share ($1,093,827,058 ÷ 30,133,331 shares)		$36.30
Class I:
Net Asset Value, offering price and redemption price per share ($27,410,259 ÷ 760,398 shares)		$36.05
Class Z:
Net Asset Value, offering price and redemption price per share ($46,860,532 ÷ 1,301,566 shares)		$36.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$20,427,706
Income from Fidelity Central Funds (including $703,071 from security lending)		1,210,955
Income before foreign taxes withheld		21,638,661
Less foreign taxes withheld		(1,706,130)
Total income		19,932,531
Expenses
Management fee	$8,031,688
Transfer agent fees	2,129,667
Distribution and service plan fees	210,732
Accounting and security lending fees	538,459
Custodian fees and expenses	230,793
Independent trustees' fees and expenses	6,531
Registration fees	125,123
Audit	95,288
Legal	3,856
Miscellaneous	8,862
Total expenses before reductions	11,380,999
Expense reductions	(69,665)
Total expenses after reductions		11,311,334
Net investment income (loss)		8,621,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,266,932
Fidelity Central Funds	(682)
Foreign currency transactions	(7,160)
Total net realized gain (loss)		44,259,090
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	200,233,073
Fidelity Central Funds	(25)
Assets and liabilities in foreign currencies	9,366
Total change in net unrealized appreciation (depreciation)		200,242,414
Net gain (loss)		244,501,504
Net increase (decrease) in net assets resulting from operations		$253,122,701

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,621,197	$10,227,987
Net realized gain (loss)	44,259,090	94,015,398
Change in net unrealized appreciation (depreciation)	200,242,414	(301,946,605)
Net increase (decrease) in net assets resulting from operations	253,122,701	(197,703,220)
Distributions to shareholders	(8,434,846)	(5,632,793)
Share transactions - net increase (decrease)	(60,489,131)	(145,112,080)
Redemption fees	–	88,494
Total increase (decrease) in net assets	184,198,724	(348,359,599)
Net Assets
Beginning of period	1,032,549,741	1,380,909,340
End of period	$1,216,748,465	$1,032,549,741

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.73	$34.22	$25.46	$29.34	$34.18
Income from Investment Operations
Net investment income (loss)A	.15	.15	.08	.18	.40B
Net realized and unrealized gain (loss)	7.10	(5.56)	8.90	(.20)	(.83)
Total from investment operations	7.25	(5.41)	8.98	(.02)	(.43)
Distributions from net investment income	(.12)	(.08)	(.18)	(.27)	(.22)
Distributions from net realized gain	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.12)	(.08)	(.23)	(3.86)	(4.46)
Redemption fees added to paid in capitalA	–	–C	.01	–C	.05
Net asset value, end of period	$35.86	$28.73	$34.22	$25.46	$29.34
Total ReturnD,E	25.30%	(15.86)%	35.67%	(.13)%	(1.45)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.27%	1.27%	1.30%	1.33%	1.28%
Expenses net of fee waivers, if any	1.26%	1.27%	1.30%	1.33%	1.28%
Expenses net of all reductions	1.26%	1.24%	1.29%	1.32%	1.26%
Net investment income (loss)	.44%	.43%	.28%	.75%	1.26%B
Supplemental Data
Net assets, end of period (000 omitted)	$29,963	$23,424	$35,539	$22,937	$32,761
Portfolio turnover rateH	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.55	$34.05	$25.34	$29.18	$34.02
Income from Investment Operations
Net investment income (loss)A	.04	.03	(.02)	.10	.30B
Net realized and unrealized gain (loss)	7.07	(5.53)	8.88	(.22)	(.83)
Total from investment operations	7.11	(5.50)	8.86	(.12)	(.53)
Distributions from net investment income	–	–	(.11)	(.13)	(.12)
Distributions from net realized gain	–	–	(.05)	(3.59)	(4.24)
Total distributions	–	–	(.16)	(3.72)	(4.36)
Redemption fees added to paid in capitalA	–	–C	.01	–C	.05
Net asset value, end of period	$35.66	$28.55	$34.05	$25.34	$29.18
Total ReturnD,E	24.90%	(16.15)%	35.25%	(.50)%	(1.79)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.62%	1.65%	1.67%	1.62%
Expenses net of fee waivers, if any	1.59%	1.62%	1.65%	1.67%	1.62%
Expenses net of all reductions	1.58%	1.58%	1.64%	1.67%	1.60%
Net investment income (loss)	.12%	.08%	(.07)%	.40%	.92%B
Supplemental Data
Net assets, end of period (000 omitted)	$9,251	$8,132	$9,763	$5,644	$6,409
Portfolio turnover rateH	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.90	$33.41	$24.82	$28.68	$33.56
Income from Investment Operations
Net investment income (loss)A	(.09)	(.11)	(.13)	–B	.15C
Net realized and unrealized gain (loss)	6.90	(5.40)	8.73	(.21)	(.80)
Total from investment operations	6.81	(5.51)	8.60	(.21)	(.65)
Distributions from net investment income	–	–	–	(.06)	(.04)
Distributions from net realized gain	–	–	(.02)	(3.59)	(4.24)
Total distributions	–	–	(.02)	(3.65)	(4.28)
Redemption fees added to paid in capitalA	–	–B	.01	–B	.05
Net asset value, end of period	$34.71	$27.90	$33.41	$24.82	$28.68
Total ReturnD,E	24.41%	(16.49)%	34.71%	(.88)%	(2.21)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.01%	2.05%	2.07%	2.05%
Expenses net of fee waivers, if any	2.00%	2.01%	2.05%	2.07%	2.05%
Expenses net of all reductions	1.99%	1.98%	2.03%	2.06%	2.02%
Net investment income (loss)	(.29)%	(.31)%	(.46)%	.01%	.49%C
Supplemental Data
Net assets, end of period (000 omitted)	$9,437	$10,138	$12,952	$11,218	$14,355
Portfolio turnover rateH	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$29.11	$34.64	$25.78	$29.66	$34.51
Income from Investment Operations
Net investment income (loss)A	.25	.26	.17	.26	.51B
Net realized and unrealized gain (loss)	7.19	(5.65)	9.00	(.21)	(.84)
Total from investment operations	7.44	(5.39)	9.17	.05	(.33)
Distributions from net investment income	(.25)	(.14)	(.27)	(.35)	(.33)
Distributions from net realized gain	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.25)	(.14)	(.32)	(3.93)C	(4.57)
Redemption fees added to paid in capitalA	–	–D	.01	–D	.05
Net asset value, end of period	$36.30	$29.11	$34.64	$25.78	$29.66
Total ReturnE	25.72%	(15.62)%	36.10%	.15%	(1.14)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.95%	.96%	1.00%	1.02%	.99%
Expenses net of fee waivers, if any	.95%	.96%	1.00%	1.02%	.98%
Expenses net of all reductions	.95%	.93%	.99%	1.01%	.96%
Net investment income (loss)	.76%	.74%	.58%	1.06%	1.55%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,093,827	$969,679	$1,294,775	$1,004,985	$1,262,274
Portfolio turnover rateH	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$28.90	$34.41	$25.62	$29.51	$34.39
Income from Investment Operations
Net investment income (loss)A	.25	.26	.16	.26	.51B
Net realized and unrealized gain (loss)	7.13	(5.61)	8.95	(.20)	(.84)
Total from investment operations	7.38	(5.35)	9.11	.06	(.33)
Distributions from net investment income	(.23)	(.16)	(.28)	(.36)	(.36)
Distributions from net realized gain	–	–	(.05)	(3.59)	(4.24)
Total distributions	(.23)	(.16)	(.33)	(3.95)	(4.60)
Redemption fees added to paid in capitalA	–	–C	.01	–C	.05
Net asset value, end of period	$36.05	$28.90	$34.41	$25.62	$29.51
Total ReturnD	25.71%	(15.63)%	36.11%	.16%	(1.14)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.97%	.98%	1.01%	1.00%	.97%
Expenses net of fee waivers, if any	.96%	.98%	1.01%	1.00%	.97%
Expenses net of all reductions	.96%	.95%	.99%	.99%	.95%
Net investment income (loss)	.74%	.72%	.57%	1.07%	1.57%B
Supplemental Data
Net assets, end of period (000 omitted)	$27,410	$20,854	$27,880	$19,334	$26,961
Portfolio turnover rateG	80%	60%	68%	70%	151%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$28.91	$32.63
Income from Investment Operations
Net investment income (loss)B	.30	.01
Net realized and unrealized gain (loss)	7.11	(3.73)
Total from investment operations	7.41	(3.72)
Distributions from net investment income	(.32)	–
Distributions from net realized gain	–	–
Total distributions	(.32)	–
Net asset value, end of period	$36.00	$28.91
Total ReturnC,D	25.86%	(11.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.91%G
Expenses net of fee waivers, if any	.82%	.90%G
Expenses net of all reductions	.81%	.87%G
Net investment income (loss)	.89%	.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$46,861	$323
Portfolio turnover rateH	80%	60%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$312,402,023
Gross unrealized depreciation	(56,801,432)
Net unrealized appreciation (depreciation)	$255,600,591
Tax Cost	$991,791,612

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,491,814
Net unrealized appreciation (depreciation) on securities and other investments	$255,604,037

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$8,434,846	$ 5,632,793

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $908,152,738 and $942,676,287, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$66,931	$2,232
Class M	.25%	.25%	43,476	517
Class C	.75%	.25%	100,325	13,216
			$210,732	$15,965

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,946
Class M	2,197
Class C(a)	2,143
$16,286

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$65,446.24
Class M	27,657.32
Class C	22,742.23
China Region	1,958,811.18
Class I	50,424.19
Class Z	4,587.04
	$2,129,667

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20,385 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,068 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $14,364. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3,383 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $44,090 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $970. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
China Region	$147

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,458 and portion of class-level operating expenses as follows:

Amount
Class A	$350
Class M	118
Class C	145
China Region	15,020
Class I	355
Class Z	12
$16,000

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$92,117	$79,937
China Region	8,164,383	5,380,060
Class I	170,585	172,796
Class Z	7,761	–
Total	$8,434,846	$5,632,793

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 20198.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	199,202	281,109	$6,700,557	$9,945,540
Reinvestment of distributions	3,062	2,311	90,830	78,690
Shares redeemed	(182,149)	(506,416)	(5,889,031)	(18,191,086)
Net increase (decrease)	20,115	(222,996)	$902,356	$(8,166,856)
Class M
Shares sold	40,302	116,652	$1,338,213	$4,199,988
Shares redeemed	(65,723)	(118,515)	(2,122,809)	(4,110,606)
Net increase (decrease)	(25,421)	(1,863)	$(784,596)	$89,382
Class C
Shares sold	43,065	141,748	$1,400,507	$4,961,864
Shares redeemed	(134,542)	(166,005)	(4,290,419)	(5,613,368)
Net increase (decrease)	(91,477)	(24,257)	$(2,889,912)	$(651,504)
China Region
Shares sold	6,473,996	9,405,338	$219,994,317	$342,970,076
Reinvestment of distributions	260,477	150,399	7,798,692	5,175,224
Shares redeemed	(9,909,366)	(13,622,290)	(329,544,092)	(481,771,408)
Net increase (decrease)	(3,174,893)	(4,066,553)	$(101,751,083)	$(133,626,108)
Class I
Shares sold	427,700	748,387	$14,190,055	$26,698,679
Reinvestment of distributions	4,738	4,532	140,863	154,844
Shares redeemed	(393,573)	(841,495)	(12,947,213)	(29,947,068)
Net increase (decrease)	38,865	(88,576)	$1,383,705	$(3,093,545)
Class Z
Shares sold	1,429,776	11,185	$47,427,389	$336,639
Reinvestment of distributions	262	–	7,761	–
Shares redeemed	(139,654)	(3)	(4,784,751)	(88)
Net increase (decrease)	1,290,384	11,182	$42,650,399	$336,551

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	26.95%	7.85%	8.33%

 Prior to December 1, 2010, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$22,259	Fidelity® Emerging Asia Fund
$18,064	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager John Dance:  For the year, the fund gained 26.95%, more than double the 13.24% return of the benchmark, the MSCI AC (All Country) Asia ex Japan Index. Stock selection mainly drove the fund’s advantage over the benchmark, especially in the consumer staples, financials and industrials sectors. By country, picks in China added considerable value, while positioning in India, Indonesia and Taiwan also helped. Among individual holdings, overweighting in China-based liquor manufacturers Kweichow Moutai and Wuliangye Yibin notably lifted the fund’s relative performance. We exited the latter position by period end. Avoiding China-based internet search provider Baidu also helped, as did the fund's non-benchmark position in clinical research services firm Hangzhou Tigermed Consulting. Conversely, picks in Australia detracted, as did the fund's cash position of about 3%, on average. Looking at individual holdings, overweighting South Korea-based Hyundai Marine & Fire Insurance, as well as non-benchmark stakes in Dah Sing Banking Group and consumer electronics and contract manufacturing firm Vtech Holdings hurt the fund's relative return. By period end, we sold Hyundai Marine & Fire Insurance and Vtech Holdings, and significantly reduced the fund’s stake in Dah Sing Banking Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 1, 2019, Xiaoting Zhao assumed co-management responsibilities, joining John Dance until year-end, when John comes off of the fund.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	24.8%
India	16.0%
China	14.2%
Korea (South)	11.8%
Taiwan	9.0%
Hong Kong	8.2%
United States of America*	4.4%
Indonesia	3.0%
Philippines	2.2%
Other	6.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	7.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.1
AIA Group Ltd. (Hong Kong, Insurance)	4.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.9
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	2.9
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	2.6
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	2.5
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.4
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.2
41.8

Top Market Sectors as of October 31, 2019

% of fund's net assets
Information Technology	24.0
Financials	20.9
Consumer Discretionary	17.2
Communication Services	11.8
Real Estate	5.3
Consumer Staples	5.0
Health Care	4.3
Energy	3.9
Industrials	3.8
Materials	1.7

Fidelity® Emerging Asia Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 0.4%
Blue Sky Alternative Investments Ltd. (a)(b)	1,118,552	$8
HUB24 Ltd. (c)	508,321	4,315,065

TOTAL AUSTRALIA		4,315,073

Bermuda - 0.4%
Tai Cheung Holdings Ltd.	4,625,854	3,715,305
Cayman Islands - 24.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	217,868	38,490,740
Bilibili, Inc. ADR (a)	77,558	1,224,641
CStone Pharmaceuticals Co. Ltd. (a)(d)	3,291,000	4,387,339
Geely Automobile Holdings Ltd.	3,454,000	6,535,700
Hansoh Pharmaceutical Group Co. Ltd. (d)	1,288,870	3,915,663
International Housewares Retail Co. Ltd.	20,950,905	4,886,979
Kingsoft Corp. Ltd. (a)	2,332,700	5,368,571
Longfor Properties Co. Ltd. (d)	1,588,500	6,592,517
Meituan Dianping Class B (a)	1,010,044	12,047,949
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	131,000	15,989,860
Pinduoduo, Inc. ADR (a)	544,700	22,267,336
Shenzhou International Group Holdings Ltd.	889,192	12,287,436
SITC International Holdings Co. Ltd.	5,077,375	5,590,691
Sunny Optical Technology Group Co. Ltd.	336,800	5,413,684
TAL Education Group ADR (a)	381,100	16,314,891
Tencent Holdings Ltd.	1,927,640	78,190,699
Wuxi Biologics (Cayman), Inc. (a)(d)	614,000	7,215,400

TOTAL CAYMAN ISLANDS		246,720,096

China - 14.2%
AVIC Jonhon OptronicTechnology Co. Ltd.	863,355	4,942,902
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,499,400	4,945,358
Contemporary Amperex Technology Co. Ltd.	402,275	3,923,893
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	328,500	5,209,882
Great Wall Motor Co. Ltd. (H Shares)	9,928,000	8,044,176
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	878,997	8,523,080
Industrial & Commercial Bank of China Ltd. (H Shares)	23,703,000	16,980,671
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	1,229,922	5,062,119
Kweichow Moutai Co. Ltd. (A Shares)	46,781	7,829,717
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,126,591	24,544,669
Qingdao Port International Co. Ltd. (H Shares) (d)	6,270,203	3,595,848
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	2,824,100	10,688,162
Shanghai M&G Stationery, Inc. (A Shares)	792,954	5,630,891
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,840,985	6,513,331
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	266,808	6,736,759
WuXi AppTec Co. Ltd. (H Shares) (c)(d)	476,300	5,742,619
Yunnan Baiyao Group Co. Ltd. (A Shares)	538,955	6,623,080
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	2,658,840	5,282,354

TOTAL CHINA		140,819,511

Hong Kong - 8.2%
AIA Group Ltd.	4,605,650	45,864,098
China Overseas Land and Investment Ltd.	2,286,000	7,213,457
CNOOC Ltd.	3,906,000	5,813,107
Dah Sing Banking Group Ltd.	688,375	889,928
Hong Kong Exchanges and Clearing Ltd.	450,146	14,023,865
Sino Land Ltd.	5,141,328	7,685,603

TOTAL HONG KONG		81,490,058

India - 16.0%
Asian Paints Ltd.	202,100	5,147,929
Aster DM Healthcare Ltd. (a)(d)	45,900	87,265
Bajaj Finance Ltd.	131,000	7,423,372
CCL Products (India) Ltd.	943,730	2,741,205
HDFC Asset Management Co. Ltd. (d)	251,335	10,586,677
HDFC Bank Ltd.	991,038	17,158,616
Housing Development Finance Corp. Ltd.	854,464	25,625,717
Indraprastha Gas Ltd.	1,421,127	7,830,995
Kotak Mahindra Bank Ltd.	358,300	7,941,246
Maruti Suzuki India Ltd.	83,800	8,922,343
Oberoi Realty Ltd.	1,234,517	8,805,593
Page Industries Ltd.	12,000	4,347,500
Petronet LNG Ltd.	2,231,560	8,998,267
Power Grid Corp. of India Ltd.	3,059,338	8,548,981
Reliance Industries Ltd.	1,143,254	23,546,943
Shree Cement Ltd.	21,200	5,938,737
TCNS Clothing Co. Ltd. (a)(d)	522,430	5,545,385

TOTAL INDIA		159,196,771

Indonesia - 3.0%
PT Bank Central Asia Tbk	8,301,677	18,581,873
PT Bank Rakyat Indonesia Tbk	38,470,255	11,527,045

TOTAL INDONESIA		30,108,918

Korea (South) - 10.5%
Kakao Corp.	52,400	6,335,695
LG Chemical Ltd.	23,163	6,086,203
Samsung Electronics Co. Ltd.	1,182,890	50,942,635
Samsung SDI Co. Ltd.	61,700	11,994,249
SK Hynix, Inc.	416,156	29,159,261

TOTAL KOREA (SOUTH)		104,518,043

Malaysia - 0.3%
Bursa Malaysia Bhd	2,048,700	2,964,068
Multi-National - 1.7%
HKT Trust/HKT Ltd. unit	10,913,468	16,977,646
Netherlands - 1.0%
ASML Holding NV (Netherlands)	35,955	9,424,331
Philippines - 2.2%
Ayala Land, Inc.	13,655,436	13,040,524
Jollibee Food Corp.	1,807,000	8,251,109

TOTAL PHILIPPINES		21,291,633

Singapore - 0.5%
Wing Tai Holdings Ltd.	3,414,422	5,092,172
Taiwan - 9.0%
Micro-Star International Co. Ltd.	1,996,000	5,890,222
Taiwan Semiconductor Manufacturing Co. Ltd.	7,780,892	76,107,454
Voltronic Power Technology Corp.	333,250	7,375,689

TOTAL TAIWAN		89,373,365

Thailand - 1.6%
Home Product Center PCL (For. Reg.)	13,777,633	7,847,699
Thai Beverage PCL	11,567,907	7,766,566

TOTAL THAILAND		15,614,265

United States of America - 4.0%
DouYu International Holdings Ltd. ADR	1,736,294	13,491,004
Lam Research Corp.	33,917	9,192,864
Micron Technology, Inc. (a)	181,500	8,630,325
NVIDIA Corp.	42,300	8,503,146

TOTAL UNITED STATES OF AMERICA		39,817,339

Vietnam - 0.5%
Vietnam Dairy Products Corp.	869,500	4,864,260
TOTAL COMMON STOCKS
(Cost $724,235,419)		976,302,854

Nonconvertible Preferred Stocks - 1.3%
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.
(Cost $13,262,085)	379,880	13,324,966

Money Market Funds - 3.9%
Fidelity Cash Central Fund 1.83% (e)	32,041,236	32,047,644
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	7,016,191	7,016,892
TOTAL MONEY MARKET FUNDS
(Cost $39,064,536)		39,064,536
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $776,562,040)		1,028,692,356
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(35,072,104)
NET ASSETS - 100%		$993,620,252

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $47,668,713 or 4.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$773,539
Fidelity Securities Lending Cash Central Fund	68,030
Total	$841,569

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$116,219,685	$21,051,340	$95,168,345	$--
Consumer Discretionary	171,779,103	93,062,827	78,716,276	--
Consumer Staples	49,107,269	--	49,107,269	--
Energy	38,358,317	--	38,358,317	--
Financials	208,426,918	--	208,426,910	8
Health Care	43,231,205	--	43,231,205	--
Industrials	37,912,697	7,375,689	30,537,008	--
Information Technology	238,894,610	137,637,668	101,256,942	--
Materials	17,172,869	6,086,203	11,086,666	--
Real Estate	52,145,171	--	52,145,171	--
Utilities	16,379,976	--	16,379,976	--
Money Market Funds	39,064,536	39,064,536	--	--
Total Investments in Securities:	$1,028,692,356	$304,278,263	$724,414,085	$8

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$10,258,212
Net Realized Gain (Loss) on Investment Securities	(520,681)
Net Unrealized Gain (Loss) on Investment Securities	(485,469)
Cost of Purchases	--
Proceeds of Sales	(8,183)
Amortization/Accretion	--
Transfers into Level 3	1,014,341
Transfers out of Level 3	(10,258,212)
Ending Balance	$8
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2019	$(485,469)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $6,397,152) — See accompanying schedule: Unaffiliated issuers (cost $737,497,504)	$989,627,820
Fidelity Central Funds (cost $39,064,536)	39,064,536
Total Investment in Securities (cost $776,562,040)		$1,028,692,356
Foreign currency held at value (cost $1,310,314)		1,309,985
Receivable for investments sold		42,418,445
Receivable for fund shares sold		234,546
Dividends receivable		630,991
Distributions receivable from Fidelity Central Funds		32,953
Prepaid expenses		1,898
Other receivables		386,704
Total assets		1,073,707,878
Liabilities
Payable to custodian bank	$731,336
Payable for investments purchased	11,821,436
Payable for fund shares redeemed	57,797,535
Accrued management fee	767,543
Other affiliated payables	182,958
Other payables and accrued expenses	1,770,137
Collateral on securities loaned	7,016,681
Total liabilities		80,087,626
Net Assets		$993,620,252
Net Assets consist of:
Paid in capital		$686,573,904
Total accumulated earnings (loss)		307,046,348
Net Assets, for 22,064,949 shares outstanding		$993,620,252
Net Asset Value, offering price and redemption price per share ($993,620,252 ÷ 22,064,949 shares)		$45.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$20,600,475
Income from Fidelity Central Funds (including $68,030 from security lending)		841,569
Income before foreign taxes withheld		21,442,044
Less foreign taxes withheld		(1,936,504)
Total income		19,505,540
Expenses
Management fee
Basic fee	$6,949,328
Performance adjustment	1,542,256
Transfer agent fees	1,741,978
Accounting and security lending fees	471,324
Custodian fees and expenses	355,971
Independent trustees' fees and expenses	5,683
Registration fees	35,069
Audit	104,462
Legal	3,277
Interest	549
Miscellaneous	7,745
Total expenses before reductions	11,217,642
Expense reductions	(17,796)
Total expenses after reductions		11,199,846
Net investment income (loss)		8,305,694
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,866,329
Redemptions in-kind with affiliated entities	9,780,162
Fidelity Central Funds	44
Foreign currency transactions	(514,295)
Total net realized gain (loss)		64,132,240
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,486,085)	160,798,059
Assets and liabilities in foreign currencies	(25,460)
Total change in net unrealized appreciation (depreciation)		160,772,599
Net gain (loss)		224,904,839
Net increase (decrease) in net assets resulting from operations		$233,210,533

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,305,694	$11,853,453
Net realized gain (loss)	64,132,240	65,607,429
Change in net unrealized appreciation (depreciation)	160,772,599	(262,687,708)
Net increase (decrease) in net assets resulting from operations	233,210,533	(185,226,826)
Distributions to shareholders	(30,935,746)	(11,209,950)
Share transactions
Proceeds from sales of shares	122,462,574	413,143,734
Reinvestment of distributions	27,229,181	9,352,064
Cost of shares redeemed	(272,286,267)	(598,473,348)
Net increase (decrease) in net assets resulting from share transactions	(122,594,512)	(175,977,550)
Redemption fees	–	23,229
Total increase (decrease) in net assets	79,680,275	(372,391,097)
Net Assets
Beginning of period	913,939,977	1,286,331,074
End of period	$993,620,252	$913,939,977
Other Information
Shares
Sold	2,933,364	9,234,180
Issued in reinvestment of distributions	736,521	215,039
Redeemed	(6,512,148)	(13,816,562)
Net increase (decrease)	(2,842,263)	(4,367,343)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.69	$43.94	$33.37	$31.20	$33.03
Income from Investment Operations
Net investment income (loss)A	.34	.41	.40	.39	.42
Net realized and unrealized gain (loss)	9.27	(7.27)	10.56	1.91	(1.96)
Total from investment operations	9.61	(6.86)	10.96	2.30	(1.54)
Distributions from net investment income	(.39)	(.37)	(.34)	(.13)	(.29)
Distributions from net realized gain	(.88)	(.02)	(.05)	–	–
Total distributions	(1.27)	(.39)	(.39)	(.13)	(.29)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$45.03	$36.69	$43.94	$33.37	$31.20
Total ReturnC	26.95%	(15.75)%	33.28%	7.42%	(4.69)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.11%	1.02%	1.10%	1.16%	1.09%
Expenses net of fee waivers, if any	1.11%	1.02%	1.10%	1.16%	1.09%
Expenses net of all reductions	1.11%	1.00%	1.08%	1.16%	1.09%
Net investment income (loss)	.82%	.93%	1.07%	1.25%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$993,620	$913,940	$1,286,331	$922,265	$1,008,178
Portfolio turnover rateF	61%G	36%	40%	77%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$272,604,635
Gross unrealized depreciation	(24,719,615)
Net unrealized appreciation (depreciation)	$247,885,020
Tax Cost	$780,807,336

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,932,663
Undistributed long-term capital gain	$53,973,429
Net unrealized appreciation (depreciation) on securities and other investments	$247,626,342

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$9,516,819	$ 11,209,950
Long-term Capital Gains	21,418,927	–
Total	$30,935,746	$ 11,209,950

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $596,453,656 and $658,021,096, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,406 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,946,000	2.21%	$549

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 667,060 shares of the Fund were redeemed in-kind for investments and cash with a value of $27,823,070. The net realized gain of $9,780,162 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,662 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,406 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,390.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund	24.91%	6.05%	5.70%
Class K	25.08%	6.22%	5.90%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See (above) (previous page) for additional information regarding the performance of Fidelity® Emerging Markets Fund.

Period Ending Values
$17,403	Fidelity® Emerging Markets Fund
$14,574	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager John Dance:  For the year, the fund’s share classes returned roughly 25%, more than double the 11.89% return of the benchmark MSCI Emerging Markets Index. Stock selection mainly drove the fund’s advantage over the benchmark, especially in the financials, consumer staples, consumer discretionary and health care sectors. By country, stock picking in China provided a notable boost to the fund’s relative result. Positioning in Brazil, India and South Korea also stood out to the upside, as did non-benchmark exposure to the U.S. and France. However, non-benchmark allocations to the U.K., Germany and Belgium hurt the fund's relative performance. Among individual securities, two China-based beverage makers, Wuliangye Yibin and Kweichow Moutai, added notable value, as did Notre Dame Intermedica, a Brazil-based integrated medical provider. Conversely, a non-benchmark stake in London-based health care services firm NMC Health detracted. Also worth mentioning, the fund owned two suppliers of materials for electric vehicle batteries that disappointed: Chile-based lithium producer Sociedad Quimica Y Minera (-32%) and Belgium-based Umicore (-25%), which was a non-benchmark position. We sold all three detractors I mentioned from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On February 22, 2019, John Dance assumed co-management responsibilities for the fund, joining Co-Manager Sammy Simnegar. As of October 1, 2019, Sammy no longer manages the fund, leaving John as sole Portfolio Manager.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Cayman Islands	15.2%
India	14.4%
China	11.6%
Brazil	11.0%
United States of America*	9.1%
Taiwan	7.2%
Russia	5.2%
Korea (South)	4.8%
South Africa	3.5%
Other	18.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	5.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.9
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	2.1
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.9
PT Bank Central Asia Tbk (Indonesia, Banks)	1.8
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.8
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	1.7
34.3

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	20.9
Information Technology	20.0
Consumer Discretionary	16.8
Energy	9.0
Consumer Staples	7.4
Communication Services	7.2
Industrials	6.4
Health Care	5.2
Materials	2.7
Utilities	1.7

Fidelity® Emerging Markets Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Bermuda - 1.0%
Credicorp Ltd. (United States)	195,031	$41,744,435
Brazil - 8.2%
Atacadao Distribuicao Comercio e Industria Ltda	3,707,400	17,665,731
BM&F BOVESPA SA	4,441,200	53,575,678
Equatorial Energia SA	1,467,000	37,266,665
Hapvida Participacoes e Investimentos SA (a)	1,069,800	15,018,013
Localiza Rent A Car SA	3,754,700	40,425,869
Lojas Renner SA	3,495,650	44,234,943
Notre Dame Intermedica Participacoes SA	3,941,600	58,969,206
Rumo SA (b)	7,665,800	43,580,661
Suzano Papel e Celulose SA	3,196,700	26,016,778

TOTAL BRAZIL		336,753,544

Cayman Islands - 15.2%
51job, Inc. sponsored ADR (b)	347,774	27,394,158
Alibaba Group Holding Ltd. sponsored ADR (b)	1,302,954	230,192,883
Hansoh Pharmaceutical Group Co. Ltd. (a)	12,302,000	37,374,201
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	385,087	47,003,719
Pinduoduo, Inc. ADR (b)	332,400	13,588,512
Shenzhou International Group Holdings Ltd.	2,768,500	38,256,943
Tencent Holdings Ltd.	5,754,800	233,431,477

TOTAL CAYMAN ISLANDS		627,241,893

Chile - 0.1%
Banco Santander Chile sponsored ADR	236,750	5,736,453
China - 11.6%
AVIC Jonhon OptronicTechnology Co. Ltd.	6,509,409	37,267,831
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	8,343,449	27,518,569
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	2,239,890	35,523,786
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	4,909,400	20,206,133
Kweichow Moutai Co. Ltd. (A Shares)	421,438	70,535,911
Midea Group Co. Ltd. (A Shares)	4,831,348	38,050,858
Ping An Insurance Group Co. of China Ltd. (H Shares)	7,512,500	86,707,704
Shanghai International Airport Co. Ltd. (A Shares)	2,737,400	29,629,621
Shanghai M&G Stationery, Inc. (A Shares)	5,486,825	38,962,806
Shenzhen Expressway Co. Ltd.:
(A Shares)	3,535,819	5,240,522
(H Shares)	16,416,000	21,972,797
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,267,125	31,994,225
Wuliangye Yibin Co. Ltd. (A Shares)	1,776,030	33,224,048

TOTAL CHINA		476,834,811

France - 3.1%
Dassault Systemes SA	125,676	19,069,645
Hermes International SCA	51,362	36,948,205
LVMH Moet Hennessy Louis Vuitton SE	92,599	39,544,961
Pernod Ricard SA	169,048	31,203,243

TOTAL FRANCE		126,766,054

Hong Kong - 1.5%
AIA Group Ltd.	3,549,600	35,347,715
Hong Kong Exchanges and Clearing Ltd.	794,000	24,736,306

TOTAL HONG KONG		60,084,021

India - 14.4%
Asian Paints Ltd.	1,359,645	34,633,133
Axis Bank Ltd.	3,572,600	36,989,533
Bajaj Finance Ltd.	442,500	25,075,129
HDFC Bank Ltd.	2,775,194	48,049,105
Housing Development Finance Corp. Ltd.	2,667,746	80,006,769
Infosys Ltd. sponsored ADR	247,858	2,376,958
Kotak Mahindra Bank Ltd.	2,339,048	51,841,908
Page Industries Ltd.	125,600	45,503,832
Petronet LNG Ltd.	12,889,200	51,972,816
Power Grid Corp. of India Ltd.	11,273,100	31,501,427
Reliance Industries Ltd.	5,751,918	118,468,937
Tata Consultancy Services Ltd.	2,082,700	66,329,840

TOTAL INDIA		592,749,387

Indonesia - 2.8%
PT Bank Central Asia Tbk	32,450,300	72,634,404
PT Bank Rakyat Indonesia Tbk	136,839,300	41,001,881

TOTAL INDONESIA		113,636,285

Japan - 1.0%
Hoya Corp.	446,200	39,433,920
Kenya - 0.9%
Safaricom Ltd.	126,938,700	36,557,854
Korea (South) - 4.8%
Samsung Electronics Co. Ltd.	4,625,307	199,194,621
Mexico - 0.4%
Grupo Aeroportuario Norte S.A.B. de CV	2,616,063	18,137,620
Netherlands - 3.5%
ASML Holding NV (Netherlands)	200,900	52,658,825
Prosus NV (b)	512,212	35,321,627
Unilever NV	531,600	31,393,710
Yandex NV Series A (b)	732,287	24,451,063

TOTAL NETHERLANDS		143,825,225

Philippines - 1.9%
Ayala Land, Inc.	53,880,200	51,453,943
Jollibee Food Corp.	5,920,100	27,032,314

TOTAL PHILIPPINES		78,486,257

Russia - 4.9%
Alrosa Co. Ltd.	18,234,300	21,188,158
Lukoil PJSC sponsored ADR	666,100	61,254,556
NOVATEK OAO GDR (Reg. S)	275,122	58,876,108
Sberbank of Russia	16,766,410	61,447,403

TOTAL RUSSIA		202,766,225

South Africa - 3.5%
Clicks Group Ltd.	2,379,800	38,708,662
FirstRand Ltd.	8,138,100	35,168,785
Naspers Ltd. Class N	512,212	72,482,413

TOTAL SOUTH AFRICA		146,359,860

Switzerland - 0.8%
Sika AG	195,613	33,610,140
Taiwan - 7.2%
E.SUN Financial Holdings Co. Ltd.	46,627,678	42,120,550
Taiwan Semiconductor Manufacturing Co. Ltd.	25,287,000	247,340,434
Voltronic Power Technology Corp.	372,000	8,233,327

TOTAL TAIWAN		297,694,311

United Arab Emirates - 1.0%
National Bank of Abu Dhabi PJSC	10,427,800	43,213,155
United States of America - 7.6%
Adobe, Inc. (b)	118,078	32,817,419
Lam Research Corp.	143,008	38,760,888
MasterCard, Inc. Class A	118,249	32,732,506
MercadoLibre, Inc. (b)	48,068	25,068,423
Microsoft Corp.	158,632	22,743,070
Moody's Corp.	150,009	33,105,486
NVIDIA Corp.	179,977	36,178,977
Thermo Fisher Scientific, Inc.	99,738	30,118,881
TransDigm Group, Inc.	52,848	27,812,845
Visa, Inc. Class A	184,673	33,030,613

TOTAL UNITED STATES OF AMERICA		312,369,108

TOTAL COMMON STOCKS
(Cost $2,698,166,780)		3,933,195,179

Nonconvertible Preferred Stocks - 3.1%
Brazil - 2.8%
Itau Unibanco Holding SA	5,432,865	49,079,341
Petroleo Brasileiro SA - Petrobras sponsored ADR	3,999,105	64,945,465

TOTAL BRAZIL		114,024,806

Russia - 0.3%
Tatneft PAO	1,219,100	12,528,939
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $96,366,305)		126,553,745

Money Market Funds - 1.0%
Fidelity Cash Central Fund 1.83% (c)
(Cost $43,389,560)	43,380,884	43,389,560
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $2,837,922,645)		4,103,138,484
NET OTHER ASSETS (LIABILITIES) - 0.5%		20,513,490
NET ASSETS - 100%		$4,123,651,974

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,392,214 or 1.3% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,723,273
Fidelity Securities Lending Cash Central Fund	2,514,136
Total	$4,237,409

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$294,440,394	$61,008,917	$233,431,477	$--
Consumer Discretionary	693,229,633	432,358,312	260,871,321	--
Consumer Staples	305,979,793	118,971,346	187,008,447	--
Energy	368,046,821	197,605,068	170,441,753	--
Financials	867,581,740	303,743,883	563,837,857	--
Health Care	212,908,446	104,106,100	108,802,346	--
Industrials	261,390,226	165,584,480	95,805,746	--
Information Technology	820,501,627	416,904,697	403,596,930	--
Materials	115,448,209	80,815,076	34,633,133	--
Real Estate	51,453,943	--	51,453,943	--
Utilities	68,768,092	37,266,665	31,501,427	--
Money Market Funds	43,389,560	43,389,560	--	--
Total Investments in Securities:	$4,103,138,484	$1,961,754,104	$2,141,384,380	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,794,533,085)	$4,059,748,924
Fidelity Central Funds (cost $43,389,560)	43,389,560
Total Investment in Securities (cost $2,837,922,645)		$4,103,138,484
Foreign currency held at value (cost $917,833)		919,073
Receivable for investments sold		24,966,247
Receivable for fund shares sold		5,554,858
Dividends receivable		4,999,486
Distributions receivable from Fidelity Central Funds		120,429
Prepaid expenses		8,325
Other receivables		1,909,430
Total assets		4,141,616,332
Liabilities
Payable for investments purchased	$5,849,088
Payable for fund shares redeemed	3,743,681
Accrued management fee	2,561,844
Other affiliated payables	693,374
Other payables and accrued expenses	5,116,371
Total liabilities		17,964,358
Net Assets		$4,123,651,974
Net Assets consist of:
Paid in capital		$2,878,808,017
Total accumulated earnings (loss)		1,244,843,957
Net Assets		$4,123,651,974
Net Asset Value and Maximum Offering Price
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,104,887,425 ÷ 93,994,537 shares)		$33.03
Class K:
Net Asset Value, offering price and redemption price per share ($1,018,764,549 ÷ 30,807,509 shares)		$33.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$85,077,613
Non-Cash dividends		50,198,237
Income from Fidelity Central Funds (including $2,514,136 from security lending)		4,237,409
Income before foreign taxes withheld		139,513,259
Less foreign taxes withheld		(9,831,569)
Total income		129,681,690
Expenses
Management fee	$30,275,148
Transfer agent fees	6,633,867
Accounting and security lending fees	1,546,409
Custodian fees and expenses	1,213,851
Independent trustees' fees and expenses	24,789
Registration fees	117,535
Audit	140,454
Legal	10,413
Interest	99,915
Miscellaneous	30,860
Total expenses before reductions	40,093,241
Expense reductions	(803,811)
Total expenses after reductions		39,289,430
Net investment income (loss)		90,392,260
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	217,389,638
Redemptions in-kind with affiliated entities	158,099,354
Fidelity Central Funds	921
Foreign currency transactions	(1,309,401)
Futures contracts	(879,880)
Total net realized gain (loss)		373,300,632
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,443,887)	477,362,165
Assets and liabilities in foreign currencies	174,839
Total change in net unrealized appreciation (depreciation)		477,537,004
Net gain (loss)		850,837,636
Net increase (decrease) in net assets resulting from operations		$941,229,896

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$90,392,260	$39,764,335
Net realized gain (loss)	373,300,632	(46,242,124)
Change in net unrealized appreciation (depreciation)	477,537,004	(732,988,757)
Net increase (decrease) in net assets resulting from operations	941,229,896	(739,466,546)
Distributions to shareholders	(35,645,109)	(31,488,954)
Share transactions - net increase (decrease)	(1,146,375,276)	277,115,896
Redemption fees	–	97,832
Total increase (decrease) in net assets	(240,790,489)	(493,741,772)
Net Assets
Beginning of period	4,364,442,463	4,858,184,235
End of period	$4,123,651,974	$4,364,442,463

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.66	$31.37	$24.25	$22.55	$25.44
Income from Investment Operations
Net investment income (loss)A	.61B	.24	.22	.14	.19
Net realized and unrealized gain (loss)	5.98	(4.76)	7.05	1.66	(2.91)
Total from investment operations	6.59	(4.52)	7.27	1.80	(2.72)
Distributions from net investment income	(.22)	(.16)	(.15)	(.11)	(.14)
Distributions from net realized gain	–C	(.03)	–	–	(.03)
Total distributions	(.22)	(.19)	(.15)	(.11)	(.17)
Redemption fees added to paid in capitalA	–	–C	–C	.01	–C
Net asset value, end of period	$33.03	$26.66	$31.37	$24.25	$22.55
Total ReturnD	24.91%	(14.51)%	30.21%	8.07%	(10.76)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.96%	.97%	1.01%	1.05%
Expenses net of fee waivers, if any	.94%	.96%	.97%	1.01%	1.05%
Expenses net of all reductions	.92%	.92%	.96%	1.00%	1.03%
Net investment income (loss)	2.02%B	.75%	.83%	.61%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$3,104,887	$3,493,583	$3,933,401	$3,014,957	$2,738,934
Portfolio turnover rateG	85%H	86%	81%	79%	107%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.70	$31.41	$24.28	$22.58	$25.48
Income from Investment Operations
Net investment income (loss)A	.65B	.28	.26	.18	.24
Net realized and unrealized gain (loss)	5.99	(4.76)	7.06	1.66	(2.92)
Total from investment operations	6.64	(4.48)	7.32	1.84	(2.68)
Distributions from net investment income	(.26)	(.20)	(.19)	(.15)	(.20)
Distributions from net realized gain	–C	(.03)	–	–	(.03)
Total distributions	(.27)D	(.23)	(.19)	(.15)	(.22)E
Redemption fees added to paid in capitalA	–	–C	–C	.01	–C
Net asset value, end of period	$33.07	$26.70	$31.41	$24.28	$22.58
Total ReturnF	25.08%	(14.39)%	30.44%	8.27%	(10.60)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.82%	.83%	.84%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.82%	.84%	.85%
Expenses net of all reductions	.79%	.78%	.81%	.83%	.83%
Net investment income (loss)	2.15%B	.89%	.98%	.78%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$1,018,765	$870,859	$924,783	$658,276	$554,041
Portfolio turnover rateI	85%J	86%	81%	79%	107%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.02%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.27 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.003 per share.

 E Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,307,165,789
Gross unrealized depreciation	(53,467,350)
Net unrealized appreciation (depreciation)	$1,253,698,439
Tax Cost	$2,849,440,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$70,706,404
Capital loss carryforward	$(74,380,837)
Net unrealized appreciation (depreciation) on securities and other investments	$1,252,962,277

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(74,380,837)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$35,645,109	$ 31,488,954

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,688,005,773 and $4,410,481,889, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$6,200,141.18
Class K	433,726.05
	$6,633,867

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,488 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$37,677,114	2.49%	$91,075

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 21,444,879 shares of the Fund were redeemed in-kind for investments and cash with a value of $696,283,067. The net realized gain of $158,099,354 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,613 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $151,245 from securities loaned to NFS, as affiliated borrower.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $27,433,250. The weighted average interest rate was 2.90%. The interest expense amounted to $8,840 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $761,726 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,466.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31,619.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018
Distributions to shareholders
Emerging Markets	$27,210,630	$24,827,626
Class K	8,434,479	6,661,328
Total	$35,645,109	$31,488,954

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Emerging Markets
Shares sold	64,449,799	49,869,535	$1,867,496,661	$1,579,168,818
Reinvestment of distributions	956,493	746,970	25,710,532	23,634,137
Shares redeemed	(102,449,927)(a)	(44,964,469)	(2,985,928,831)(a)	(1,422,584,142)
Net increase (decrease)	(37,043,635)	5,652,036	$(1,092,721,638)	$180,218,813
Class K
Shares sold	7,052,169	12,153,123	$210,813,709	$380,393,513
Reinvestment of distributions	313,899	210,535	8,434,479	6,661,328
Shares redeemed	(9,176,353)	(9,189,434)	(272,901,826)	(290,157,758)
Net increase (decrease)	(1,810,285)	3,174,224	$(53,653,638)	$96,897,083

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.04%	2.36%	4.66%
Class M (incl. 3.50% sales charge)	3.14%	2.53%	4.73%
Class C (incl. contingent deferred sales charge)	5.39%	2.76%	4.82%
Fidelity® Europe Fund	7.56%	3.91%	5.48%
Class I	7.58%	3.95%	5.49%
Class Z	7.68%	3.96%	5.50%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18,2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between March 18, 2014 and October 2, 2018, are those of Class I. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Europe Fund.

Period Ending Values
$17,042	Fidelity® Europe Fund
$16,817	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 6% to 8%, underperforming the 11.22% advance of the benchmark, the MSCI Europe Index. Despite signals of weakening economies, the European markets remained resilient. Increased volatility drove up prices for higher-quality, more-defensive stocks, especially in the utilities sector (+29%). Versus the MSCI index, stock selection detracted notably, especially in the industrials and consumer discretionary sectors. Among individual securities, the fund's sizable non-benchmark position in Kambi Group, a sports-betting infrastructure firm listed on Sweden's First North stock exchange, hurt more than any other fund holding. Headlines about Kambi potentially losing one of its most important clients triggered a sell-off of this stock. A non-benchmark position in Bertrandt, a research and development consultant to companies in the automobile industry, also detracted. On the upside, stock picking in financials and communication services contributed to the fund's relative return. A stake in Micro Focus International, a U.K.-based software firm, added more value than any other individual position. I sold the fund's stake in Micro Focus by period end to take profit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
United Kingdom	31.2%
Sweden	12.2%
Germany	9.4%
France	7.8%
Netherlands	6.6%
Denmark	6.2%
Switzerland	5.6%
Italy	3.6%
United States of America*	3.4%
Other	14.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	97.7
Short-Term Investments and Net Other Assets (Liabilities)	2.3

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.7
Total SA (France, Oil, Gas & Consumable Fuels)	3.1
Unilever PLC (United Kingdom, Personal Products)	3.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.8
SAP SE (Germany, Software)	2.5
Sanofi SA (France, Pharmaceuticals)	2.3
Lloyds Banking Group PLC (United Kingdom, Banks)	2.3
Swedbank AB (A Shares) (Sweden, Banks)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.1
28.1

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	20.6
Industrials	17.6
Health Care	11.7
Consumer Staples	11.7
Information Technology	8.0
Energy	7.2
Consumer Discretionary	6.9
Materials	5.6
Communication Services	4.2
Real Estate	2.9

Fidelity® Europe Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Austria - 1.2%
Mayr-Melnhof Karton AG	85,100	$10,459,306
Bailiwick of Jersey - 1.3%
Glencore Xstrata PLC	3,848,700	11,616,842
Belgium - 1.6%
KBC Groep NV	200,700	14,075,104
Bermuda - 1.2%
Vostok New Ventures Ltd. (depositary receipt)	1,745,431	10,936,398
Denmark - 6.2%
A.P. Moller - Maersk A/S Series B	12,912	16,470,578
DSV A/S	115,100	11,168,418
ORSTED A/S (a)	137,300	12,043,572
Scandinavian Tobacco Group A/S (a)	721,700	8,527,282
Vestas Wind Systems A/S	92,100	7,503,186

TOTAL DENMARK		55,713,036

Finland - 2.8%
Nokian Tyres PLC	474,200	13,539,207
UPM-Kymmene Corp.	350,000	11,374,945

TOTAL FINLAND		24,914,152

France - 7.8%
Altarea SCA	19,896	4,371,431
Capgemini SA	69,800	7,858,750
Natixis SA	2,007,800	9,205,760
Sanofi SA	229,000	21,110,859
Total SA	522,707	27,634,602

TOTAL FRANCE		70,181,402

Germany - 9.4%
Bertrandt AG	182,700	9,118,498
Deutsche Post AG	481,500	17,050,288
Instone Real Estate Group BV (a)(b)	420,264	9,843,129
JOST Werke AG (a)	234,900	6,601,996
LEG Immobilien AG	83,947	9,634,125
SAP SE	168,937	22,384,403
Scout24 AG (a)	133,200	8,237,539
WashTec AG	29,300	1,473,791

TOTAL GERMANY		84,343,769

Ireland - 0.2%
Irish Residential Properties REIT PLC	1,097,763	2,149,932
Italy - 2.4%
Prada SpA	2,537,100	8,722,219
Recordati SpA	312,300	13,120,770

TOTAL ITALY		21,842,989

Malta - 1.6%
Kambi Group PLC (b)	873,759	14,433,398
Netherlands - 6.6%
ASML Holding NV (Netherlands)	72,900	19,108,155
ASR Nederland NV	288,100	10,542,441
Heineken NV (Bearer)	137,000	13,974,731
Intertrust NV (a)	682,241	12,965,794
Prosus NV (b)	45,700	3,151,426

TOTAL NETHERLANDS		59,742,547

Norway - 2.1%
Adevinta ASA:
rights 11/12/19 (b)	111,150	16,994
Class B	1,209,250	13,807,001
Schibsted ASA (A Shares)	168,533	4,948,148

TOTAL NORWAY		18,772,143

South Africa - 0.7%
Naspers Ltd. Class N	45,700	6,466,944
Spain - 1.3%
Prosegur Cash SA (a)	7,417,400	11,581,677
Sweden - 12.2%
Arjo AB	2,411,884	9,931,596
Dustin Group AB (a)	777,693	6,193,709
Ericsson (B Shares)	1,887,100	16,490,972
Essity AB Class B	331,000	10,328,645
HEXPOL AB (B Shares)	655,400	5,837,422
Indutrade AB	208,400	6,414,499
Investor AB (B Shares) (c)	219,471	11,239,828
Securitas AB (B Shares)	699,200	11,180,596
Swedbank AB (A Shares)	1,393,200	19,486,071
Swedish Match Co. AB	267,800	12,569,463

TOTAL SWEDEN		109,672,801

Switzerland - 5.6%
Julius Baer Group Ltd.	303,610	13,444,953
Roche Holding AG (participation certificate)	121,140	36,457,805

TOTAL SWITZERLAND		49,902,758

United Kingdom - 31.2%
Aggreko PLC	1,107,578	11,345,617
AstraZeneca PLC (United Kingdom)	259,100	25,266,724
Avon Rubber PLC	80,799	1,858,815
BP PLC	5,278,429	33,472,444
Close Brothers Group PLC	581,900	10,424,558
Cranswick PLC	386,882	15,555,621
Diageo PLC	399,700	16,360,112
John Wood Group PLC	858,300	3,761,216
Keywords Studios PLC	426,736	6,135,774
Lloyds Banking Group PLC	27,754,235	20,416,230
London Stock Exchange Group PLC	73,000	6,578,675
M&G PLC (b)	1,031,484	2,856,652
Prudential PLC	803,684	14,037,818
Rightmove PLC	1,325,800	10,280,207
Rolls-Royce Holdings PLC (b)	64,892,200	84,058
Rolls-Royce Holdings PLC	1,410,700	12,980,906
Rotork PLC	2,224,100	8,683,298
Sabre Insurance Group PLC (a)	3,300,000	12,610,232
St. James's Place Capital PLC	944,900	12,741,592
Standard Life PLC	3,961,875	15,575,665
The Weir Group PLC	373,622	6,516,673
Unilever PLC	450,400	26,968,850
Volution Group PLC	1,994,243	5,153,569

TOTAL UNITED KINGDOM		279,665,306

United States of America - 1.1%
Autoliv, Inc. (depositary receipt)	126,400	9,870,398
TOTAL COMMON STOCKS
(Cost $869,362,742)		866,340,902

Nonconvertible Preferred Stocks - 1.2%
Italy - 1.2%
Buzzi Unicem SpA (Risparmio Shares)
(Cost $7,694,002)	702,780	10,753,881

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.83% (d)	18,605,358	18,609,079
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	1,632,147	1,632,310
TOTAL MONEY MARKET FUNDS
(Cost $20,241,389)		20,241,389
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $897,298,133)		897,336,172
NET OTHER ASSETS (LIABILITIES) - 0.0%		306,752
NET ASSETS - 100%		$897,642,924

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $88,604,930 or 9.9% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$187,484
Fidelity Securities Lending Cash Central Fund	441,526
Total	$629,010

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$37,289,889	$37,289,889	$--	$--
Consumer Discretionary	62,377,301	47,188,138	15,189,163	--
Consumer Staples	104,284,704	87,924,592	16,360,112	--
Energy	64,868,262	3,761,216	61,107,046	--
Financials	184,171,977	129,694,301	54,477,676	--
Health Care	105,887,754	23,052,366	82,835,388	--
Industrials	158,152,257	121,197,587	36,954,670	--
Information Technology	71,978,054	13,994,524	57,983,530	--
Materials	50,042,396	38,425,554	11,616,842	--
Real Estate	25,998,617	25,998,617	--	--
Utilities	12,043,572	12,043,572	--	--
Money Market Funds	20,241,389	20,241,389	--	--
Total Investments in Securities:	$897,336,172	$560,811,745	$336,524,427	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $1,550,076) — See accompanying schedule: Unaffiliated issuers (cost $877,056,744)	$877,094,783
Fidelity Central Funds (cost $20,241,389)	20,241,389
Total Investment in Securities (cost $897,298,133)		$897,336,172
Receivable for investments sold		188,906
Receivable for fund shares sold		135,761
Dividends receivable		3,007,054
Distributions receivable from Fidelity Central Funds		10,280
Prepaid expenses		1,719
Other receivables		1,724
Total assets		900,681,616
Liabilities
Payable for investments purchased	$346,786
Payable for fund shares redeemed	415,762
Accrued management fee	373,485
Distribution and service plan fees payable	11,717
Other affiliated payables	161,078
Other payables and accrued expenses	97,554
Collateral on securities loaned	1,632,310
Total liabilities		3,038,692
Net Assets		$897,642,924
Net Assets consist of:
Paid in capital		$836,536,820
Total accumulated earnings (loss)		61,106,104
Net Assets		$897,642,924
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,818,743 ÷ 573,564 shares)(a)		$36.30
Maximum offering price per share (100/94.25 of $36.30)		$38.51
Class M:
Net Asset Value and redemption price per share ($5,781,564 ÷ 159,186 shares)(a)		$36.32
Maximum offering price per share (100/96.50 of $36.32)		$37.64
Class C:
Net Asset Value and offering price per share ($6,144,882 ÷ 171,293 shares)(a)		$35.87
Europe:
Net Asset Value, offering price and redemption price per share ($836,373,184 ÷ 23,054,921 shares)		$36.28
Class I:
Net Asset Value, offering price and redemption price per share ($6,686,353 ÷ 184,370 shares)		$36.27
Class Z:
Net Asset Value, offering price and redemption price per share ($21,838,198 ÷ 603,048 shares)		$36.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$35,169,851
Non-Cash dividends		14,080,867
Income from Fidelity Central Funds (including $441,526 from security lending)		629,010
Income before foreign taxes withheld		49,879,728
Less foreign taxes withheld		(2,759,146)
Total income		47,120,582
Expenses
Management fee
Basic fee	$6,375,611
Performance adjustment	(1,515,239)
Transfer agent fees	1,634,022
Distribution and service plan fees	159,993
Accounting and security lending fees	436,998
Custodian fees and expenses	68,581
Independent trustees' fees and expenses	5,334
Registration fees	101,761
Audit	89,048
Legal	4,070
Interest	2,236
Miscellaneous	6,861
Total expenses before reductions	7,369,276
Expense reductions	(219,422)
Total expenses after reductions		7,149,854
Net investment income (loss)		39,970,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,389,480
Fidelity Central Funds	(1,140)
Foreign currency transactions	(310,408)
Total net realized gain (loss)		30,077,932
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(5,100,958)
Assets and liabilities in foreign currencies	62,860
Total change in net unrealized appreciation (depreciation)		(5,038,098)
Net gain (loss)		25,039,834
Net increase (decrease) in net assets resulting from operations		$65,010,562

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,970,728	$13,390,463
Net realized gain (loss)	30,077,932	96,763,866
Change in net unrealized appreciation (depreciation)	(5,038,098)	(208,563,140)
Net increase (decrease) in net assets resulting from operations	65,010,562	(98,408,811)
Distributions to shareholders	(96,043,890)	(31,260,216)
Share transactions - net increase (decrease)	(57,264,097)	(276,592,457)
Total increase (decrease) in net assets	(88,297,425)	(406,261,484)
Net Assets
Beginning of period	985,940,349	1,392,201,833
End of period	$897,642,924	$985,940,349

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.61	$42.47	$34.17	$37.06	$36.24
Income from Investment Operations
Net investment income (loss)A	1.41B	.34	.26	.22	.37
Net realized and unrealized gain (loss)	.82	(4.21)C	8.39	(2.67)	1.29
Total from investment operations	2.23	(3.87)	8.65	(2.45)	1.66
Distributions from net investment income	(.11)	(.33)	(.22)	(.29)	(.84)
Distributions from net realized gain	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(3.54)	(.99)	(.35)	(.44)	(.84)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$36.30	$37.61	$42.47	$34.17	$37.06
Total ReturnE,F,G	7.21%	(9.31)%C	25.61%	(6.69)%	4.63%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.09%	1.28%	1.32%	1.39%	1.33%
Expenses net of fee waivers, if any	1.09%	1.28%	1.32%	1.39%	1.33%
Expenses net of all reductions	1.07%	1.28%	1.28%	1.38%	1.31%
Net investment income (loss)	4.02%B	.82%	.70%	.62%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$20,819	$19,531	$20,925	$17,267	$23,381
Portfolio turnover rateJ	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.44%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74) %.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.57	$42.47	$34.13	$36.94	$36.18
Income from Investment Operations
Net investment income (loss)A	1.30B	.21	.15	.11	.26
Net realized and unrealized gain (loss)	.83	(4.23)C	8.41	(2.67)	1.29
Total from investment operations	2.13	(4.02)	8.56	(2.56)	1.55
Distributions from net investment income	–	(.23)	(.09)	(.09)	(.79)
Distributions from net realized gain	(3.38)	(.66)	(.13)	(.15)	–
Total distributions	(3.38)	(.88)D	(.22)	(.25)E	(.79)
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$36.32	$37.57	$42.47	$34.13	$36.94
Total ReturnG,H,I	6.88%	(9.63)%C	25.25%	(6.99)%	4.33%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.41%	1.61%	1.63%	1.70%	1.61%
Expenses net of fee waivers, if any	1.40%	1.61%	1.63%	1.70%	1.61%
Expenses net of all reductions	1.38%	1.61%	1.59%	1.68%	1.59%
Net investment income (loss)	3.70%B	.50%	.39%	.31%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$5,782	$7,257	$8,874	$6,980	$9,632
Portfolio turnover rateL	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.12%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%.

 D Total distributions of $.88 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.657 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.23	$42.15	$33.82	$36.81	$36.07
Income from Investment Operations
Net investment income (loss)A	1.12B	.02	(.03)	(.06)	.07
Net realized and unrealized gain (loss)	.82	(4.18)C	8.36	(2.65)	1.29
Total from investment operations	1.94	(4.16)	8.33	(2.71)	1.36
Distributions from net investment income	–	(.10)	–	(.12)	(.62)
Distributions from net realized gain	(3.30)	(.66)	–	(.15)	–
Total distributions	(3.30)	(.76)	–	(.28)D	(.62)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$35.87	$37.23	$42.15	$33.82	$36.81
Total ReturnF,G,H	6.35%	(10.04)%C	24.63%	(7.43)%	3.79%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.90%	2.06%	2.11%	2.18%	2.13%
Expenses net of fee waivers, if any	1.90%	2.06%	2.11%	2.18%	2.13%
Expenses net of all reductions	1.87%	2.06%	2.07%	2.17%	2.11%
Net investment income (loss)	3.21%B	.04%	(.09)%	(.17)%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$6,145	$10,060	$10,721	$9,007	$11,151
Portfolio turnover rateK	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47)%

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.70	$42.53	$34.26	$37.19	$36.32
Income from Investment Operations
Net investment income (loss)A	1.52B	.48	.38	.33	.48
Net realized and unrealized gain (loss)	.81	(4.24)C	8.40	(2.68)	1.30
Total from investment operations	2.33	(3.76)	8.78	(2.35)	1.78
Distributions from net investment income	(.32)	(.41)	(.38)	(.43)	(.91)
Distributions from net realized gain	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(3.75)	(1.07)	(.51)	(.58)	(.91)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$36.28	$37.70	$42.53	$34.26	$37.19
Total ReturnE	7.56%	(9.05)%C	26.05%	(6.42)%	4.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.96%	1.00%	1.07%	1.03%
Expenses net of fee waivers, if any	.77%	.96%	1.00%	1.07%	1.03%
Expenses net of all reductions	.75%	.96%	.96%	1.06%	1.01%
Net investment income (loss)	4.33%B	1.14%	1.02%	.94%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$836,373	$941,670	$1,343,213	$1,066,488	$1,384,134
Portfolio turnover rateH	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.75%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.69	$42.53	$34.29	$37.21	$36.32
Income from Investment Operations
Net investment income (loss)A	1.53B	.48	.39	.35	.50
Net realized and unrealized gain (loss)	.80	(4.23)C	8.38	(2.67)	1.30
Total from investment operations	2.33	(3.75)	8.77	(2.32)	1.80
Distributions from net investment income	(.32)	(.43)	(.41)	(.45)	(.91)
Distributions from net realized gain	(3.43)	(.66)	(.13)	(.15)	–
Total distributions	(3.75)	(1.09)	(.53)D	(.60)	(.91)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$36.27	$37.69	$42.53	$34.29	$37.21
Total ReturnF,G	7.58%	(9.02)%C	26.04%	(6.33)%	5.02%
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.95%	.98%	1.01%	.98%
Expenses net of fee waivers, if any	.74%	.95%	.98%	1.01%	.98%
Expenses net of all reductions	.72%	.95%	.94%	1.00%	.96%
Net investment income (loss)	4.36%B	1.16%	1.04%	1.00%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$6,686	$7,318	$8,469	$5,340	$6,552
Portfolio turnover rateJ	45%	57%	73%	62%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.78%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%.

 D Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$37.69	$41.00
Income from Investment Operations
Net investment income (loss)B	1.53C	.06
Net realized and unrealized gain (loss)	.82	(3.37)D
Total from investment operations	2.35	(3.31)
Distributions from net investment income	(.41)	–
Distributions from net realized gain	(3.43)	–
Total distributions	(3.83)E	–
Net asset value, end of period	$36.21	$37.69
Total ReturnF,G	7.71%	(8.07)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	.65%	.91%J
Expenses net of fee waivers, if any	.64%	.90%J
Expenses net of all reductions	.62%	.90%J
Net investment income (loss)	4.46%C	2.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$21,838	$104
Portfolio turnover rateK	45%	57%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.88%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50)%.

 E Total distributions of $3.83 per share is comprised of distributions from net investment income of $.405 and distributions from net realized gain of $3.427 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,124,274
Gross unrealized depreciation	(87,762,520)
Net unrealized appreciation (depreciation)	$(4,638,246)
Tax Cost	$901,974,418

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$43,207,198
Undistributed long-term capital gain	$22,530,922
Net unrealized appreciation (depreciation) on securities and other investments	$(4,632,016)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$33,149,624	$ 31,260,216
Long-term Capital Gains	62,894,266	–
Total	$96,043,890	$ 31,260,216

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $411,970,397 and $526,594,921, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$50,147	$2,398
Class M	.25%	.25%	31,902	221
Class C	.75%	.25%	77,944	10,142
			$159,993	$12,761

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,859
Class M	258
Class C(a)	375
$19,492

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$47,717.24
Class M	19,349.30
Class C	22,697.29
Europe	1,532,222.17
Class I	9,967.14
Class Z	2,070.04
	$1,634,022

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$2,618,750	2.56%	$2,236

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,495 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $195,541 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Europe	$672

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,208 and a portion of class-level operating expenses as follows:

Amount
Class A	$329
Class M	111
Class C	151
Europe	15,290
Class I	116
Class Z	4
$16,001

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$1,831,498	$501,208
Class M	614,305	186,202
Class C	867,653	200,227
Europe	92,001,047	30,143,621
Class I	707,340	228,958
Class Z	22,047	–
Total	$96,043,890	$31,260,216

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	187,597	219,725	$6,415,473	$9,120,083
Reinvestment of distributions	55,527	11,776	1,772,425	482,917
Shares redeemed	(188,928)	(204,787)	(6,512,432)	(8,469,723)
Net increase (decrease)	54,196	26,714	$1,675,466	$1,133,277
Class M
Shares sold	5,598	32,492	$196,494	$1,375,839
Reinvestment of distributions	19,078	4,513	611,073	185,442
Shares redeemed	(58,673)	(52,789)	(2,065,750)	(2,166,691)
Net increase (decrease)	(33,997)	(15,784)	$(1,258,183)	$(605,410)
Class C
Shares sold	7,894	79,985	$273,437	$3,363,120
Reinvestment of distributions	27,024	4,833	858,558	197,576
Shares redeemed	(133,837)	(68,943)	(4,597,859)	(2,831,033)
Net increase (decrease)	(98,919)	15,875	$(3,465,864)	$729,663
Europe
Shares sold	1,130,150	2,475,476	$39,213,489	$104,461,482
Reinvestment of distributions	2,737,998	696,409	87,123,097	28,552,790
Shares redeemed	(5,789,436)	(9,777,479)	(200,269,069)	(410,827,963)
Net increase (decrease)	(1,921,288)	(6,605,594)	$(73,932,483)	$(277,813,691)
Class I
Shares sold	84,926	129,107	$2,952,630	$5,438,702
Reinvestment of distributions	20,748	5,434	659,789	222,682
Shares redeemed	(115,475)	(139,490)	(3,974,243)	(5,809,512)
Net increase (decrease)	(9,801)	(4,949)	$(361,824)	$(148,128)
Class Z
Shares sold	644,857	2,761	$21,625,731	$111,832
Reinvestment of distributions	695	–	22,047	–
Shares redeemed	(45,265)	–	(1,568,987)	–
Net increase (decrease)	600,287	2,761	$20,078,791	$111,832

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.24%	5.53%	5.33%
Class M (incl. 3.50% sales charge)	7.44%	5.67%	5.28%
Class C (incl. contingent deferred sales charge)	9.88%	6.04%	5.29%
Fidelity® Japan Fund	12.10%	7.12%	6.25%
Class I	12.12%	7.17%	6.29%
Class Z	12.14%	7.19%	6.30%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between December 14, 2010 and October 2, 2018, are those of Class I. Returns prior to December 14, 2010 are those of Fidelity Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund - Fidelity® Japan Fund on October 31, 2009, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

See above for additional information regarding the performance of Fidelity® Japan Fund.

Period Ending Values
$18,342	Fidelity® Japan Fund
$19,309	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Kirk Neureiter:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 11% to 12%, handily topping the 8.45% advance of the benchmark Tokyo Stock Price Index (TOPIX). Security selection accounted for most of the portfolio’s outperformance of the benchmark, especially among industrials, materials and health care stocks. Overall, the fund's positioning in nine of 11 market sectors added value the past 12 months. The leading individual relative contributor and largest holding at period end was Hoya Group (+58%). Classified in health care equipment & services, the company also has a strong presence in photomasks for semiconductor substrates and glass disks for hard-disk drives. These two businesses provided the firm with healthy growth this period. An overweight stake in endoscope manufacturer Olympus (+65%) also paid off, as did an overweighting in Kansai Paint (+66%), Japan’s second-largest paint manufacturer. Conversely, stock picks within the communication services sector detracted most. More specifically, choices in telecommunication services were the primary reason for the fund’s weak relative result, especially our sizable overweighting in SoftBank Group (-3%). Overweighting the poor-performing food & staples retailing segment of the consumer staples sector also hurt. SoftBank suffered in part due to the blow-up of its investment in WeWork, the office-leasing company. With that said, our largest individual detractor was an overweighting in bank stock Mitsubishi UFJ Financial Group (-10%). Not owning the shares of auto manufacturer Toyota Motor (+23%) hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	95.4%
United States of America*	4.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	95.8
Short-Term Investments and Net Other Assets (Liabilities)	4.2

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Hoya Corp. (Health Care Equipment & Supplies)	4.3
SoftBank Corp. (Wireless Telecommunication Services)	4.0
Sony Corp. (Household Durables)	3.9
Mitsubishi UFJ Financial Group, Inc. (Banks)	3.0
Nidec Corp. (Electrical Equipment)	2.3
Suzuki Motor Corp. (Automobiles)	2.3
ORIX Corp. (Diversified Financial Services)	2.3
Kao Corp. (Personal Products)	2.1
Tokio Marine Holdings, Inc. (Insurance)	2.0
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2.0
28.2

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	21.3
Consumer Discretionary	14.1
Information Technology	12.2
Health Care	11.1
Financials	10.6
Consumer Staples	9.8
Communication Services	7.4
Materials	6.9
Real Estate	2.4

Fidelity® Japan Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Entertainment - 1.4%
Nintendo Co. Ltd.	29,900	$10,966,946
Interactive Media & Services - 1.2%
LIFULL Co. Ltd.	778,300	4,730,260
Yahoo! Japan Corp.	1,455,400	4,480,767
		9,211,027
Media - 0.8%
Dentsu, Inc.	163,500	5,845,087
Wireless Telecommunication Services - 4.0%
SoftBank Corp.	786,700	30,261,529

TOTAL COMMUNICATION SERVICES		56,284,589

CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.0%
Aisin Seiki Co. Ltd.	118,300	4,721,332
DaikyoNishikawa Corp.	367,000	2,819,507
		7,540,839
Automobiles - 4.1%
Subaru Corp.	484,200	13,875,968
Suzuki Motor Corp.	370,100	17,473,944
		31,349,912
Distributors - 0.6%
Arata Corp.	112,800	4,228,798
Hotels, Restaurants & Leisure - 1.1%
Koshidaka Holdings Co. Ltd.	580,500	8,429,444
Household Durables - 3.9%
Sony Corp.	481,100	29,284,148
Internet & Direct Marketing Retail - 1.0%
Zozo, Inc. (a)	308,500	7,185,875
Leisure Products - 0.7%
Bandai Namco Holdings, Inc.	88,000	5,411,048
Multiline Retail - 0.5%
Ryohin Keikaku Co. Ltd.	177,500	3,951,554
Specialty Retail - 1.2%
Nitori Holdings Co. Ltd.	43,200	6,575,521
USS Co. Ltd.	148,400	2,874,240
		9,449,761

TOTAL CONSUMER DISCRETIONARY		106,831,379

CONSUMER STAPLES - 9.8%
Food & Staples Retailing - 4.9%
Ain Holdings, Inc.	77,200	4,417,319
Nishimoto Co. Ltd.	137,900	4,446,182
Seven & i Holdings Co. Ltd.	301,100	11,375,650
Sundrug Co. Ltd.	81,100	2,683,658
Tsuruha Holdings, Inc.	64,600	7,266,761
Welcia Holdings Co. Ltd.	123,400	7,090,599
		37,280,169
Food Products - 0.8%
Morinaga & Co. Ltd.	124,000	6,125,538
Personal Products - 4.1%
Kao Corp.	193,200	15,533,026
Kose Corp.	33,500	5,939,351
Shiseido Co. Ltd.	110,500	9,110,499
		30,582,876

TOTAL CONSUMER STAPLES		73,988,583

FINANCIALS - 10.6%
Banks - 3.5%
Mitsubishi UFJ Financial Group, Inc.	4,319,400	22,393,015
Shinsei Bank Ltd.	252,100	3,930,176
		26,323,191
Capital Markets - 1.0%
JAFCO Co. Ltd.	102,400	3,846,339
SBI Holdings, Inc. Japan	188,400	4,097,388
		7,943,727
Consumer Finance - 0.5%
AEON Financial Service Co. Ltd.	239,700	3,653,124
Diversified Financial Services - 2.3%
ORIX Corp.	1,108,300	17,416,818
Insurance - 3.3%
AFLAC, Inc.	55,500	2,950,380
Sony Financial Holdings, Inc.	307,400	6,613,234
Tokio Marine Holdings, Inc.	284,900	15,403,295
		24,966,909

TOTAL FINANCIALS		80,303,769

HEALTH CARE - 11.1%
Biotechnology - 0.1%
StemRim, Inc.	77,700	691,551
Health Care Equipment & Supplies - 7.7%
Hoya Corp.	369,600	32,664,221
Nakanishi, Inc.	137,600	2,294,097
Olympus Corp.	768,800	10,460,594
Paramount Bed Holdings Co. Ltd.	120,400	4,603,737
Sysmex Corp.	45,200	2,949,213
Terumo Corp.	177,600	5,796,282
		58,768,144
Health Care Providers & Services - 0.7%
N Field Co. Ltd. (a)	188,800	1,107,319
Ship Healthcare Holdings, Inc.	91,100	3,882,842
		4,990,161
Pharmaceuticals - 2.6%
Shionogi & Co. Ltd.	79,300	4,759,816
Takeda Pharmaceutical Co. Ltd.	416,341	15,043,682
		19,803,498

TOTAL HEALTH CARE		84,253,354

INDUSTRIALS - 21.3%
Building Products - 2.7%
Daikin Industries Ltd.	100,300	14,037,952
Toto Ltd.	152,600	6,230,023
		20,267,975
Commercial Services & Supplies - 0.8%
Sohgo Security Services Co., Ltd.	107,200	5,822,871
Construction & Engineering - 1.5%
Mirait Holdings Corp.	362,700	5,823,878
Toshiba Plant Systems & Services Corp.	293,900	5,742,450
		11,566,328
Electrical Equipment - 2.3%
Nidec Corp.	120,800	17,784,875
Machinery - 7.7%
CKD Corp. (a)	330,100	4,634,281
Fanuc Corp.	59,400	11,716,609
Hoshizaki Corp.	131,100	11,143,806
Kitz Corp.	492,800	3,358,403
Minebea Mitsumi, Inc.	461,500	8,764,600
Misumi Group, Inc.	450,460	11,324,007
Nabtesco Corp.	184,400	5,870,338
Shima Seiki Manufacturing Ltd.	55,400	1,324,597
		58,136,641
Professional Services - 3.5%
Outsourcing, Inc.	357,700	3,850,277
Persol Holdings Co., Ltd.	413,100	7,934,834
Recruit Holdings Co. Ltd.	242,400	8,055,932
SMS Co., Ltd.	269,900	6,617,070
		26,458,113
Road & Rail - 0.6%
Hitachi Transport System Ltd.	150,800	4,292,186
Trading Companies & Distributors - 2.2%
Itochu Corp.	371,400	7,765,188
MonotaRO Co. Ltd. (a)	130,000	3,927,380
Trusco Nakayama Corp.	213,000	5,150,112
		16,842,680

TOTAL INDUSTRIALS		161,171,669

INFORMATION TECHNOLOGY - 12.2%
Electronic Equipment & Components - 4.8%
Azbil Corp.	238,000	6,622,873
Dexerials Corp.	587,800	5,188,745
Iriso Electronics Co. Ltd.	118,600	5,863,872
Murata Manufacturing Co. Ltd.	145,900	7,943,990
Shimadzu Corp.	147,200	3,931,139
TDK Corp.	71,200	7,025,574
		36,576,193
IT Services - 5.1%
GMO Internet, Inc.	457,800	7,693,254
IT Holdings Corp.	77,900	4,723,352
ITOCHU Techno-Solutions Corp.	260,800	7,023,557
NSD Co. Ltd.	221,100	6,815,323
NTT Data Corp.	339,600	4,459,237
Otsuka Corp.	92,200	3,717,316
SCSK Corp.	79,700	4,057,079
		38,489,118
Semiconductors & Semiconductor Equipment - 0.9%
Renesas Electronics Corp. (b)	952,200	6,446,087
Software - 1.4%
Money Forward, Inc. (a)(b)	142,800	5,098,879
Oracle Corp. Japan	66,542	5,848,787
		10,947,666

TOTAL INFORMATION TECHNOLOGY		92,459,064

MATERIALS - 6.9%
Chemicals - 6.9%
JSR Corp.	338,900	6,362,420
Kansai Paint Co. Ltd.	429,100	10,334,805
KH Neochem Co. Ltd.	197,699	4,814,356
Nissan Chemical Corp.	133,500	5,481,227
NOF Corp.	128,400	4,337,231
Okamoto Industries, Inc.	42,800	1,652,921
Shin-Etsu Chemical Co. Ltd.	131,300	14,640,112
Tokyo Ohka Kogyo Co. Ltd.	118,500	4,693,005
		52,316,077
REAL ESTATE - 2.4%
Real Estate Management & Development - 2.4%
Kenedix, Inc.	1,368,400	7,448,411
Open House Co. Ltd.	158,300	4,045,286
Relo Group, Inc.	266,800	6,529,512
		18,023,209
TOTAL COMMON STOCKS
(Cost $615,397,248)		725,631,693

Money Market Funds - 5.4%
Fidelity Cash Central Fund 1.83% (c)	30,150,179	30,156,209
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)	11,055,781	11,056,886
TOTAL MONEY MARKET FUNDS
(Cost $41,213,313)		41,213,095
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $656,610,561)		766,844,788
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(9,357,647)
NET ASSETS - 100%		$757,487,141

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$316,823
Fidelity Securities Lending Cash Central Fund	181,952
Total	$498,775

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$106,831,379	$--	$106,831,379	$--
Consumer Staples	73,988,583	--	73,988,583	--
Financials	80,303,769	2,950,380	77,353,389	--
Health Care	84,253,354	--	84,253,354	--
Industrials	161,171,669	--	161,171,669	--
Information Technology	92,459,064	--	92,459,064	--
Materials	52,316,077	--	52,316,077	--
Real Estate	18,023,209	--	18,023,209	--
Telecommunication Services	56,284,589	--	56,284,589	--
Money Market Funds	41,213,095	41,213,095	--	--
Total Investments in Securities:	$766,844,788	$44,163,475	$722,681,313	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $10,508,767) — See accompanying schedule: Unaffiliated issuers (cost $615,397,248)	$725,631,693
Fidelity Central Funds (cost $41,213,313)	41,213,095
Total Investment in Securities (cost $656,610,561)		$766,844,788
Foreign currency held at value (cost $1,148)		1,148
Receivable for investments sold		1,505,480
Receivable for fund shares sold		620,863
Dividends receivable		4,552,929
Distributions receivable from Fidelity Central Funds		82,658
Prepaid expenses		1,231
Other receivables		13,683
Total assets		773,622,780
Liabilities
Payable for investments purchased	$4,133,212
Payable for fund shares redeemed	261,371
Accrued management fee	455,262
Distribution and service plan fees payable	12,038
Other affiliated payables	128,540
Other payables and accrued expenses	89,897
Collateral on securities loaned	11,055,319
Total liabilities		16,135,639
Net Assets		$757,487,141
Net Assets consist of:
Paid in capital		$645,152,592
Total accumulated earnings (loss)		112,334,549
Net Assets		$757,487,141
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,068,712 ÷ 1,016,830 shares)(a)		$15.80
Maximum offering price per share (100/94.25 of $15.80)		$16.76
Class M:
Net Asset Value and redemption price per share ($3,945,443 ÷ 251,100 shares)(a)		$15.71
Maximum offering price per share (100/96.50 of $15.71)		$16.28
Class C:
Net Asset Value and offering price per share ($8,828,598 ÷ 569,869 shares)(a)		$15.49
Japan:
Net Asset Value, offering price and redemption price per share ($401,344,330 ÷ 25,309,248 shares)		$15.86
Class I:
Net Asset Value, offering price and redemption price per share ($319,164,494 ÷ 20,141,298 shares)		$15.85
Class Z:
Net Asset Value, offering price and redemption price per share ($8,135,564 ÷ 513,581 shares)		$15.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$13,115,714
Interest		1,436
Income from Fidelity Central Funds (including $181,952 from security lending)		498,775
Income before foreign taxes withheld		13,615,925
Less foreign taxes withheld		(1,309,387)
Total income		12,306,538
Expenses
Management fee
Basic fee	$4,632,987
Performance adjustment	329,798
Transfer agent fees	1,161,489
Distribution and service plan fees	161,740
Accounting and security lending fees	332,087
Custodian fees and expenses	61,145
Independent trustees' fees and expenses	3,563
Registration fees	100,286
Audit	83,644
Legal	1,678
Interest	3,879
Miscellaneous	3,265
Total expenses before reductions	6,875,561
Expense reductions	(67,572)
Total expenses after reductions		6,807,989
Net investment income (loss)		5,498,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,147,636
Fidelity Central Funds	(34)
Foreign currency transactions	210,132
Futures contracts	124,181
Total net realized gain (loss)		12,481,915
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	61,651,668
Fidelity Central Funds	(56)
Assets and liabilities in foreign currencies	(412,587)
Total change in net unrealized appreciation (depreciation)		61,239,025
Net gain (loss)		73,720,940
Net increase (decrease) in net assets resulting from operations		$79,219,489

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,498,549	$1,758,486
Net realized gain (loss)	12,481,915	41,576,809
Change in net unrealized appreciation (depreciation)	61,239,025	(63,407,131)
Net increase (decrease) in net assets resulting from operations	79,219,489	(20,071,836)
Distributions to shareholders	(2,139,920)	(3,858,691)
Share transactions - net increase (decrease)	158,952,766	88,029,029
Redemption fees	–	7,512
Total increase (decrease) in net assets	236,032,335	64,106,014
Net Assets
Beginning of period	521,454,806	457,348,792
End of period	$757,487,141	$521,454,806

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.15	$15.08	$12.59	$11.87	$11.65
Income from Investment Operations
Net investment income (loss)A	.07	.03	.06	.06	.04
Net realized and unrealized gain (loss)	1.58	(.85)	2.52	.72	.23
Total from investment operations	1.65	(.82)	2.58	.78	.27
Distributions from net investment income	–	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	–	(.04)	(.03)	(.01)	–
Total distributions	–	(.11)B	(.09)	(.06)	(.05)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$15.80	$14.15	$15.08	$12.59	$11.87
Total ReturnD,E	11.66%	(5.48)%	20.70%	6.56%	2.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.33%	1.11%	1.08%	1.10%
Expenses net of fee waivers, if any	1.32%	1.33%	1.11%	1.08%	1.10%
Expenses net of all reductions	1.32%	1.32%	1.11%	1.08%	1.09%
Net investment income (loss)	.51%	.17%	.45%	.51%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$16,069	$14,587	$16,155	$23,910	$23,918
Portfolio turnover rateH	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $.035 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.11	$15.06	$12.57	$11.85	$11.62
Income from Investment Operations
Net investment income (loss)A	.03	(.03)	.01	.02	–B
Net realized and unrealized gain (loss)	1.57	(.84)	2.52	.71	.23
Total from investment operations	1.60	(.87)	2.53	.73	.23
Distributions from net investment income	–	(.05)	(.01)	–B	–
Distributions from net realized gain	–	(.04)	(.03)	(.01)	–
Total distributions	–	(.08)C	(.04)	(.01)	–
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$15.71	$14.11	$15.06	$12.57	$11.85
Total ReturnD,E	11.34%	(5.81)%	20.24%	6.15%	1.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.64%	1.67%	1.46%	1.44%	1.43%
Expenses net of fee waivers, if any	1.64%	1.67%	1.46%	1.44%	1.43%
Expenses net of all reductions	1.63%	1.66%	1.46%	1.44%	1.42%
Net investment income (loss)	.19%	(.17)%	.10%	.16%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$3,945	$3,993	$4,464	$4,193	$4,809
Portfolio turnover rateH	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.035 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.97	$14.92	$12.44	$11.77	$11.58
Income from Investment Operations
Net investment income (loss)A	(.02)	(.08)	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.54	(.83)	2.51	.69	.23
Total from investment operations	1.52	(.91)	2.48	.67	.19
Distributions from net investment income	–	–B	–	–	–
Distributions from net realized gain	–	(.04)	–	–	–
Total distributions	–	(.04)	–	–	–
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$15.49	$13.97	$14.92	$12.44	$11.77
Total ReturnC,D	10.88%	(6.13)%	19.94%	5.69%	1.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.01%	2.04%	1.81%	1.81%	1.81%
Expenses net of fee waivers, if any	2.00%	2.03%	1.81%	1.81%	1.81%
Expenses net of all reductions	2.00%	2.03%	1.81%	1.81%	1.80%
Net investment income (loss)	(.17)%	(.53)%	(.25)%	(.21)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,829	$12,586	$13,542	$15,077	$18,491
Portfolio turnover rateG	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.20	$15.13	$12.64	$11.91	$11.69
Income from Investment Operations
Net investment income (loss)A	.12	.07	.10	.09	.08
Net realized and unrealized gain (loss)	1.59	(.86)	2.54	.72	.23
Total from investment operations	1.71	(.79)	2.64	.81	.31
Distributions from net investment income	(.05)	(.11)	(.11)	(.07)	(.09)
Distributions from net realized gain	–	(.04)	(.03)	(.01)	–
Total distributions	(.05)	(.14)B	(.15)C	(.08)	(.09)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$15.86	$14.20	$15.13	$12.64	$11.91
Total ReturnE	12.10%	(5.28)%	21.13%	6.80%	2.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	1.05%	.82%	.78%	.80%
Expenses net of fee waivers, if any	1.01%	1.05%	.82%	.78%	.80%
Expenses net of all reductions	1.00%	1.04%	.82%	.78%	.79%
Net investment income (loss)	.82%	.45%	.74%	.81%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$401,344	$297,644	$247,372	$352,936	$485,803
Portfolio turnover rateH	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.18	$15.12	$12.62	$11.89	$11.67
Income from Investment Operations
Net investment income (loss)A	.13	.08	.11	.10	.08
Net realized and unrealized gain (loss)	1.58	(.85)	2.53	.70	.23
Total from investment operations	1.71	(.77)	2.64	.80	.31
Distributions from net investment income	(.04)	(.14)	(.11)	(.07)	(.09)
Distributions from net realized gain	–	(.04)	(.03)	(.01)	–
Total distributions	(.04)	(.17)B	(.14)	(.07)C	(.09)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$15.85	$14.18	$15.12	$12.62	$11.89
Total ReturnE	12.12%	(5.18)%	21.22%	6.77%	2.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	.98%	.76%	.77%	.80%
Expenses net of fee waivers, if any	.96%	.98%	.76%	.77%	.80%
Expenses net of all reductions	.95%	.97%	.76%	.76%	.79%
Net investment income (loss)	.87%	.52%	.80%	.83%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$319,164	$192,555	$175,816	$7,032	$13,957
Portfolio turnover rateH	27%	40%	23%	15%	35%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.19	$15.77
Income from Investment Operations
Net investment income (loss)B	.14	(.01)
Net realized and unrealized gain (loss)	1.57	(1.57)
Total from investment operations	1.71	(1.58)
Distributions from net investment income	(.06)	–
Distributions from net realized gain	–	–
Total distributions	(.06)	–
Net asset value, end of period	$15.84	$14.19
Total ReturnC,D	12.14%	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.96%G
Expenses net of fee waivers, if any	.87%	.96%G
Expenses net of all reductions	.86%	.95%G
Net investment income (loss)	.96%	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$8,136	$90
Portfolio turnover rateH	27%	40%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$135,156,130
Gross unrealized depreciation	(32,155,111)
Net unrealized appreciation (depreciation)	$103,001,019
Tax Cost	$663,843,769

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,337,406
Net unrealized appreciation (depreciation) on securities and other investments	$102,997,144

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$2,139,920	$ 3,858,691

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,965,582 and $174,654,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$36,302	$693
Class M	.25%	.25%	19,010	203
Class C	.75%	.25%	106,428	9,498
			$161,740	$10,394

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,158
Class M	317
Class C(a)	875
$4,350

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, Class Z. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$37,140.26
Class M	12,210.32
Class C	19,285.18
Japan	749,174.19
Class I	342,842.14
Class Z	838.04
	$1,161,489

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $58 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$17,680,333	2.63%	$3,879

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,703 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,502 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,070 and a portion of class-level operating expenses as follows:

Amount
Class A	$325
Class M	91
Class C	286
Japan	10,002
Class I	5,288
Class Z	8
$16,000

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$–	$121,236
Class M	–	24,538
Class C	–	35,656
Japan	1,540,617	1,679,410
Class I	598,003	1,997,851
Class Z	1,300	–
Total	$2,139,920	$3,858,691

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	257,296	227,462	$3,675,072	$3,578,036
Reinvestment of distributions	–	7,603	–	116,628
Shares redeemed	(271,258)	(275,394)	(3,843,441)	(4,276,195)
Net increase (decrease)	(13,962)	(40,329)	$(168,369)	$(581,531)
Class M
Shares sold	9,337	26,530	$133,363	$416,546
Reinvestment of distributions	–	1,589	–	24,389
Shares redeemed	(41,158)	(41,543)	(593,314)	(648,170)
Net increase (decrease)	(31,821)	(13,424)	$(459,951)	$(207,235)
Class C
Shares sold	37,703	247,078	$525,026	$3,881,516
Reinvestment of distributions	–	2,227	–	33,918
Shares redeemed	(368,937)	(255,967)	(5,208,165)	(3,954,581)
Net increase (decrease)	(331,234)	(6,662)	$(4,683,139)	$(39,147)
Japan
Shares sold	11,302,166	13,428,936	$161,493,452	$195,751,878
Reinvestment of distributions	110,302	102,752	1,507,832	1,578,266
Shares redeemed	(7,058,309)	(8,929,520)	(100,437,866)	(137,886,513)
Net increase (decrease)	4,354,159	4,602,168	$62,563,418	$59,443,631
Class I
Shares sold	6,909,379	2,319,602	$99,292,734	$34,952,986
Reinvestment of distributions	43,742	129,754	597,082	1,987,832
Shares redeemed	(389,348)	(501,872)	(5,566,323)	(7,627,507)
Net increase (decrease)	6,563,773	1,947,484	$94,323,493	$29,313,311
Class Z
Shares sold	534,414	6,341	$7,783,555	$100,000
Reinvestment of distributions	64	–	875	–
Shares redeemed	(27,238)	–	(407,116)	–
Net increase (decrease)	507,240	6,341	$7,377,314	$100,000

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio and Strategic Advisers Fidelity International Fund were the owners of record of approximately 12%, 15% and 34%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 75% of the total outstanding shares of the Fund.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	8.22%	9.50%	10.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$26,408	Fidelity® Japan Smaller Companies Fund
$20,592	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager David Jenkins:  For the year, the fund gained 8.22%, outpacing the 7.20% advance of the benchmark Russell/Nomura Mid-Small Cap℠ Index. Investors in Japanese stocks were risk averse for much of the past 12 months but shifted toward higher risk, more economically sensitive stocks late in the period. Security selection, most notably in the consumer discretionary, information technology and consumer staples sectors, aided the fund’s relative performance. Versus the benchmark, the top individual contributor was an overweight stake in confectionery company Kotobuki Spirits, which posted an 80% gain this period thanks to positive consumer spending trends, as well as the company’s pricing power and the introduction of new products. Among consumer discretionary stocks, shares of Central Automotive Products (+48%) benefited from strong demand for the firm’s highly profitable aftermarket autobody coatings. Central Automotive was an overweighting and the fund’s top holding on October 31. Conversely, stocks picks in materials hurt relative performance. The biggest individual detractor was an overweighting in meat processor S Foods (-32%), whose stock declined due to disappointing profit margins domestically and weakness in its U.S. subsidiary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	94.2%
United States of America*	5.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	94.2
Short-Term Investments and Net Other Assets (Liabilities)	5.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Central Automotive Products Ltd. (Distributors)	2.5
Yamada Consulting Group Co. Ltd. (Professional Services)	2.0
Amano Corp. (Electronic Equipment & Components)	1.9
Inaba Denki Sangyo Co. Ltd. (Trading Companies & Distributors)	1.8
Sumitomo Electric Industries Ltd. (Auto Components)	1.7
Koshidaka Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	1.7
Otsuka Corp. (IT Services)	1.7
Sekisui Jushi Corp. (Building Products)	1.6
SK Kaken Co. Ltd. (Chemicals)	1.6
Mitsubishi Chemical Holdings Corp. (Chemicals)	1.6
18.1

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	25.6
Consumer Discretionary	18.8
Information Technology	11.7
Materials	8.6
Consumer Staples	7.0
Financials	6.4
Health Care	5.6
Communication Services	4.4
Utilities	2.5
Energy	2.3

Fidelity® Japan Smaller Companies Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
COMMUNICATION SERVICES - 4.4%
Entertainment - 1.9%
Daiichikosho Co. Ltd.	167,900	$7,981,517
DeNA Co. Ltd.	287,300	4,897,260
		12,878,777
Interactive Media & Services - 1.1%
Yahoo! Japan Corp.	2,545,000	7,835,338
Media - 1.4%
Hakuhodo DY Holdings, Inc.	650,000	9,699,763

TOTAL COMMUNICATION SERVICES		30,413,878

CONSUMER DISCRETIONARY - 18.8%
Auto Components - 5.1%
Aisin Seiki Co. Ltd.	199,000	7,942,055
Bridgestone Corp.	244,900	10,175,575
DaikyoNishikawa Corp.	628,900	4,831,575
Sumitomo Electric Industries Ltd.	869,500	11,924,113
		34,873,318
Automobiles - 2.0%
Isuzu Motors Ltd.	826,000	9,598,045
Subaru Corp.	146,000	4,183,997
		13,782,042
Distributors - 3.5%
Central Automotive Products Ltd.	885,000	17,320,184
PALTAC Corp.	136,000	6,558,669
		23,878,853
Hotels, Restaurants & Leisure - 1.7%
Koshidaka Holdings Co. Ltd.	817,000	11,863,663
Internet & Direct Marketing Retail - 1.2%
Aucnet, Inc.	575,000	7,897,279
Specialty Retail - 4.4%
Arc Land Sakamoto Co. Ltd.	493,700	5,823,791
Fuji Corp.	340,600	6,948,688
Nitori Holdings Co. Ltd.	68,600	10,441,684
Workman Co. Ltd. (a)	100,000	7,077,935
		30,292,098
Textiles, Apparel & Luxury Goods - 0.9%
Hagihara Industries, Inc.	421,400	6,331,648

TOTAL CONSUMER DISCRETIONARY		128,918,901

CONSUMER STAPLES - 7.0%
Food & Staples Retailing - 3.3%
Japan Meat Co. Ltd. (a)	372,400	7,617,355
Kirindo Holdings Co. Ltd.	301,100	6,027,366
San-A Co. Ltd.	184,000	8,712,791
		22,357,512
Food Products - 3.7%
Kotobuki Spirits Co. Ltd.	105,000	7,225,397
Morinaga & Co. Ltd.	209,700	10,359,075
S Foods, Inc.	302,700	8,155,484
		25,739,956

TOTAL CONSUMER STAPLES		48,097,468

ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Idemitsu Kosan Co. Ltd.	237,000	6,966,680
San-Ai Oil Co. Ltd.	865,800	9,064,276
		16,030,956
FINANCIALS - 6.4%
Banks - 2.3%
Mitsubishi UFJ Financial Group, Inc.	1,024,600	5,311,822
Shinsei Bank Ltd.	658,300	10,262,733
		15,574,555
Diversified Financial Services - 1.7%
ORIX Corp.	456,800	7,178,564
Ricoh Leasing Co. Ltd.	125,000	4,212,313
		11,390,877
Insurance - 2.4%
T&D Holdings, Inc.	878,000	9,778,936
Tokio Marine Holdings, Inc.	124,500	6,731,170
		16,510,106

TOTAL FINANCIALS		43,475,538

HEALTH CARE - 5.6%
Health Care Equipment & Supplies - 2.1%
Medikit Co. Ltd.	139,100	8,814,591
Paramount Bed Holdings Co. Ltd.	138,900	5,311,121
		14,125,712
Health Care Providers & Services - 1.5%
A/S One Corp.	123,000	10,285,049
Pharmaceuticals - 2.0%
Santen Pharmaceutical Co. Ltd.	450,000	7,971,002
Shionogi & Co. Ltd.	102,000	6,122,336
		14,093,338

TOTAL HEALTH CARE		38,504,099

INDUSTRIALS - 25.6%
Air Freight & Logistics - 0.7%
AIT Corp.	573,220	4,892,098
Airlines - 1.3%
Japan Airlines Co. Ltd.	284,600	8,868,731
Building Products - 1.6%
Sekisui Jushi Corp.	546,300	11,186,634
Commercial Services & Supplies - 2.7%
Aeon Delight Co. Ltd.	178,800	6,226,776
ProNexus, Inc.	328,323	3,852,506
Secom Joshinetsu Co. Ltd.	258,000	8,352,233
		18,431,515
Construction & Engineering - 1.7%
Hokuriku Electrical Construction Co. Ltd.	854,300	7,774,084
Toshiba Plant Systems & Services Corp.	184,500	3,604,906
		11,378,990
Electrical Equipment - 1.3%
Aichi Electric Co. Ltd.	193,100	4,914,182
Denyo Co. Ltd.	212,600	3,729,870
		8,644,052
Machinery - 2.7%
CKD Corp. (a)	385,000	5,405,024
Kawasaki Heavy Industries Ltd.	230,000	5,519,616
Mitsubishi Heavy Industries Ltd.	191,700	7,757,978
		18,682,618
Marine - 1.3%
Nippon Concept Corp.	645,000	8,693,691
Professional Services - 3.6%
Funai Soken Holdings, Inc.	211,480	5,095,373
Persol Holdings Co., Ltd.	325,000	6,242,607
Yamada Consulting Group Co. Ltd.	752,700	13,569,801
		24,907,781
Trading Companies & Distributors - 7.6%
Chori Co. Ltd.	196,100	3,434,895
Inaba Denki Sangyo Co. Ltd.	268,800	12,348,330
Itochu Corp.	505,000	10,558,481
Mitani Shoji Co. Ltd.	143,100	7,189,370
Trusco Nakayama Corp.	242,550	5,864,599
Tsubakimoto Kogyo Co. Ltd.	87,400	3,587,516
Yuasa Trading Co. Ltd.	305,800	9,486,780
		52,469,971
Transportation Infrastructure - 1.1%
Kamigumi Co. Ltd.	322,000	7,280,791

TOTAL INDUSTRIALS		175,436,872

INFORMATION TECHNOLOGY - 11.7%
Electronic Equipment & Components - 4.3%
Amano Corp.	450,200	13,310,927
Dexerials Corp.	856,500	7,560,667
Hitachi High-Technologies Corp.	137,000	8,523,561
		29,395,155
IT Services - 3.6%
GMO Internet, Inc.	285,000	4,789,378
Otsuka Corp.	287,000	11,571,255
TKC Corp.	202,200	8,517,874
		24,878,507
Semiconductors & Semiconductor Equipment - 1.3%
Renesas Electronics Corp. (b)	1,260,000	8,529,794
Software - 1.4%
Broadleaf Co. Ltd.	592,200	3,327,163
Oracle Corp. Japan	71,200	6,258,208
		9,585,371
Technology Hardware, Storage & Peripherals - 1.1%
Elecom Co. Ltd.	193,500	7,513,835

TOTAL INFORMATION TECHNOLOGY		79,902,662

MATERIALS - 8.6%
Chemicals - 6.2%
C. Uyemura & Co. Ltd.	131,400	8,133,470
Lintec Corp.	408,000	8,569,146
Mitsubishi Chemical Holdings Corp.	1,404,800	10,706,295
Nihon Parkerizing Co. Ltd.	375,000	4,396,867
SK Kaken Co. Ltd.	25,100	10,718,414
		42,524,192
Construction Materials - 1.4%
Taiheiyo Cement Corp.	343,500	9,717,269
Metals & Mining - 1.0%
JFE Holdings, Inc.	547,000	6,841,682

TOTAL MATERIALS		59,083,143

REAL ESTATE - 1.3%
Real Estate Management & Development - 1.3%
Century21 Real Estate Japan Ltd.	415,400	4,648,028
Kenedix, Inc.	795,000	4,327,307
		8,975,335
UTILITIES - 2.5%
Electric Utilities - 1.1%
The Okinawa Electric Power Co., Inc.	445,740	7,385,790
Gas Utilities - 1.4%
Tokyo Gas Co. Ltd.	387,200	9,451,952

TOTAL UTILITIES		16,837,742

TOTAL COMMON STOCKS
(Cost $491,442,981)		645,676,594

Money Market Funds - 6.4%
Fidelity Cash Central Fund 1.83% (c)	34,342,015	34,348,883
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)	9,597,249	9,598,208
TOTAL MONEY MARKET FUNDS
(Cost $43,947,023)		43,947,091
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $535,390,004)		689,623,685
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,972,938)
NET ASSETS - 100%		$685,650,747

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$589,414
Fidelity Securities Lending Cash Central Fund	38,239
Total	$627,653

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$128,918,901	$--	$128,918,901	$--
Consumer Staples	48,097,468	--	48,097,468	--
Energy	16,030,956	--	16,030,956	--
Financials	43,475,538	--	43,475,538	--
Health Care	38,504,099	--	38,504,099	--
Industrials	175,436,872	--	175,436,872	--
Information Technology	79,902,662	--	79,902,662	--
Materials	59,083,143	--	59,083,143	--
Real Estate	8,975,335	--	8,975,335	--
Telecommunication Services	30,413,878	--	30,413,878	--
Utilities	16,837,742	--	16,837,742	--
Money Market Funds	43,947,091	43,947,091	--	--
Total Investments in Securities:	$689,623,685	$43,947,091	$645,676,594	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $9,136,751) — See accompanying schedule: Unaffiliated issuers (cost $491,442,981)	$645,676,594
Fidelity Central Funds (cost $43,947,023)	43,947,091
Total Investment in Securities (cost $535,390,004)		$689,623,685
Receivable for investments sold		886,323
Receivable for fund shares sold		37,292
Dividends receivable		5,404,766
Distributions receivable from Fidelity Central Funds		61,758
Prepaid expenses		1,192
Other receivables		8,910
Total assets		696,023,926
Liabilities
Payable to custodian bank	$12,342
Payable for fund shares redeemed	178,664
Accrued management fee	382,551
Other affiliated payables	120,179
Other payables and accrued expenses	81,289
Collateral on securities loaned	9,598,154
Total liabilities		10,373,179
Net Assets		$685,650,747
Net Assets consist of:
Paid in capital		$515,400,169
Total accumulated earnings (loss)		170,250,578
Net Assets, for 38,959,405 shares outstanding		$685,650,747
Net Asset Value, offering price and redemption price per share ($685,650,747 ÷ 38,959,405 shares)		$17.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$15,806,889
Income from Fidelity Central Funds (including $38,239 from security lending)		627,653
Income before foreign taxes withheld		16,434,542
Less foreign taxes withheld		(1,580,689)
Total income		14,853,853
Expenses
Management fee	$4,547,049
Transfer agent fees	1,152,509
Accounting and security lending fees	326,247
Custodian fees and expenses	57,002
Independent trustees' fees and expenses	3,792
Registration fees	25,370
Audit	62,911
Legal	1,453
Miscellaneous	4,906
Total expenses before reductions	6,181,239
Expense reductions	(19,173)
Total expenses after reductions		6,162,066
Net investment income (loss)		8,691,787
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,180,296
Fidelity Central Funds	(37)
Foreign currency transactions	221,491
Futures contracts	(1,808,185)
Total net realized gain (loss)		30,593,565
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	11,990,517
Fidelity Central Funds	56
Assets and liabilities in foreign currencies	3,216
Futures contracts	(93,523)
Total change in net unrealized appreciation (depreciation)		11,900,266
Net gain (loss)		42,493,831
Net increase (decrease) in net assets resulting from operations		$51,185,618

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,691,787	$7,601,888
Net realized gain (loss)	30,593,565	32,636,042
Change in net unrealized appreciation (depreciation)	11,900,266	(80,999,571)
Net increase (decrease) in net assets resulting from operations	51,185,618	(40,761,641)
Distributions to shareholders	(34,049,418)	(35,635,448)
Share transactions
Proceeds from sales of shares	28,621,928	220,739,615
Reinvestment of distributions	31,582,463	32,808,433
Cost of shares redeemed	(107,091,949)	(225,809,121)
Net increase (decrease) in net assets resulting from share transactions	(46,887,558)	27,738,927
Redemption fees	–	8,581
Total increase (decrease) in net assets	(29,751,358)	(48,649,581)
Net Assets
Beginning of period	715,402,105	764,051,686
End of period	$685,650,747	$715,402,105
Other Information
Shares
Sold	1,769,793	11,538,209
Issued in reinvestment of distributions	1,977,612	1,763,894
Redeemed	(6,565,669)	(12,068,741)
Net increase (decrease)	(2,818,264)	1,233,362

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.12	$18.84	$15.66	$13.76	$13.10
Income from Investment Operations
Net investment income (loss)A	.22	.18	.17	.17	.10
Net realized and unrealized gain (loss)	1.10	(1.00)	3.42	1.93	.78
Total from investment operations	1.32	(.82)	3.59	2.10	.88
Distributions from net investment income	(.11)	(.16)	(.17)	(.09)	(.03)
Distributions from net realized gain	(.73)	(.74)	(.25)	(.11)	(.19)
Total distributions	(.84)	(.90)	(.41)B	(.20)	(.22)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$17.60	$17.12	$18.84	$15.66	$13.76
Total ReturnD	8.22%	(4.71)%	23.68%	15.44%	6.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.94%	.95%	.96%	.98%
Expenses net of fee waivers, if any	.93%	.93%	.95%	.96%	.98%
Expenses net of all reductions	.93%	.93%	.94%	.96%	.97%
Net investment income (loss)	1.31%	.95%	1.04%	1.18%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$685,651	$715,402	$764,052	$587,034	$502,842
Portfolio turnover rateG	16%	17%	20%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.41 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$149,588,432
Gross unrealized depreciation	(26,756,229)
Net unrealized appreciation (depreciation)	$122,832,203
Tax Cost	$566,791,482

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,823,944
Undistributed long-term capital gain	$28,598,427
Net unrealized appreciation (depreciation) on securities and other investments	$122,828,207

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$4,534,525	$ 19,317,251
Long-term Capital Gains	29,514,893	16,318,197
Total	$34,049,418	$ 35,635,448

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $99,019,415 and $163,764,941, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,773 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,891 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $58.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $5,224.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 16%, 11% and 13%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.03%	0.74%	(0.61)%
Class M (incl. 3.50% sales charge)	26.67%	0.94%	(0.62)%
Class C (incl. contingent deferred sales charge)	29.62%	1.19%	(0.70)%
Fidelity® Latin America Fund	32.06%	2.24%	0.26%
Class I	32.09%	2.30%	0.29%
Class Z	32.28%	2.33%	0.31%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between September 28, 2010 and October 2, 2018, are those of Class I. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund - Fidelity® Latin America Fund on October 31, 2009, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Latin America Fund.

Period Ending Values
$10,262	Fidelity® Latin America Fund
$9,989	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Will Pruett:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the range of roughly 31% to 32%, substantially ahead of the 7.91% advance of the benchmark, the MSCI Emerging Markets Latin America Index. Versus the benchmark, stock selections and an overweighting in Brazil helped the most by far. Within Brazil, a focus on domestic companies that stood to benefit from regulatory reform added to the fund's relative return. An underweighting in Mexico also contributed, as did a small non-benchmark stake in Panama and avoiding Chile. Conversely, avoiding Colombia detracted to a degree. Underweighting the consumer staples and utilities sectors, each of which benefited from a reduction in market interest rates, also detracted somewhat. By period end, I added to the fund's weightings in financials and consumer discretionary and reduced exposure to health care. Among individual stocks, overweighting Brazil-based bank Banco BTG Pactual and maintaining non-benchmark exposure to health care equipment companies Qualicorp and Hapvida each added value. A non-benchmark stake in Brazil-based airline Azul also helped. Conversely, lack of exposure to index component Brazil-based exchange operator B3 Brasil Bolsa Balcão detracted, as did owning Bolsas y Mercados Argentinos, a leading stock exchange in Argentina.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Brazil	68.9%
Mexico	16.7%
United States of America*	8.2%
Panama	4.2%
Cayman Islands	2.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.1

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	11.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	10.7
Azul SA sponsored ADR (Brazil, Airlines)	5.2
Afya Ltd. (United States of America, Diversified Consumer Services)	5.1
BTG Pactual Participations Ltd. unit (Brazil, Capital Markets)	4.8
Companhia de Locacao das Americas (Brazil, Road & Rail)	4.1
Hapvida Participacoes e Investimentos SA (Brazil, Health Care Providers & Services)	4.0
Estacio Participacoes SA (Brazil, Diversified Consumer Services)	3.6
Qualitas Controladora S.A.B. de CV (Mexico, Insurance)	3.6
Lojas Renner SA (Brazil, Multiline Retail)	3.6
56.1

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	39.9
Consumer Discretionary	16.6
Industrials	15.9
Health Care	10.7
Energy	10.7
Materials	3.1
Information Technology	2.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2019, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Latin America Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 76.8%
	Shares	Value
Brazil - 46.8%
Azul SA sponsored ADR (a)	776,257	$30,258,498
Banco BMG SA unit (a)(b)	1,184,622	12,967,188
BTG Pactual Participations Ltd. unit	1,715,471	27,786,310
Companhia de Locacao das Americas	5,560,092	23,928,983
CVC Brasil Operadora e Agencia de Viagens SA	809,937	10,346,110
Estacio Participacoes SA	2,147,494	21,017,115
Hapvida Participacoes e Investimentos SA (b)	1,647,108	23,122,349
IRB Brasil Resseguros SA	2,060,094	19,411,782
Lojas Renner SA	1,623,411	20,543,101
Qualicorp Consultoria E Corret	2,349,102	18,685,040
Rumo SA (a)	2,956,221	16,806,343
Ser Educacional SA (b)	2,462,566	14,632,327
Sul America SA unit	1,140,694	13,734,974
Suzano Papel e Celulose SA	2,206,820	17,960,505

TOTAL BRAZIL		271,200,625

Cayman Islands - 2.0%
PagSeguro Digital Ltd. (a)(c)	311,401	11,546,749
Mexico - 16.7%
Banco del Bajio SA (b)	6,915,271	11,140,501
Credito Real S.A.B. de CV	14,635,664	17,955,536
Genomma Lab Internacional SA de CV (a)(c)	19,301,994	20,379,149
Grupo Aeroportuario Norte S.A.B. de CV	1,339,622	9,287,832
Grupo Financiero Banorte S.A.B. de CV Series O	1,676,257	9,149,637
Qualitas Controladora S.A.B. de CV	4,768,593	20,565,200
Unifin Financiera SAPI de CV	4,768,717	8,022,025

TOTAL MEXICO		96,499,880

Panama - 4.2%
Copa Holdings SA Class A	118,038	12,009,186
Intercorp Financial Services, Inc. (c)	297,996	12,435,373

TOTAL PANAMA		24,444,559

United States of America - 7.1%
Afya Ltd. (c)	1,089,951	29,428,677
First Cash Financial Services, Inc.	135,306	11,418,473

TOTAL UNITED STATES OF AMERICA		40,847,150

TOTAL COMMON STOCKS
(Cost $344,972,078)		444,538,963

Nonconvertible Preferred Stocks - 22.1%
Brazil - 22.1%
Itausa-Investimentos Itau SA (PN)	19,422,987	66,397,993
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,175,400	61,949,983
TOTAL PREFERRED STOCKS
(Cost $83,890,263)		128,347,976

Money Market Funds - 3.7%
Fidelity Cash Central Fund 1.83% (d)	12,826,697	12,829,263
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	8,484,753	8,485,602
TOTAL MONEY MARKET FUNDS
(Cost $21,314,865)		21,314,865
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $450,177,206)		594,201,804
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(15,148,784)
NET ASSETS - 100%		$579,053,020

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,862,365 or 10.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$77,469
Fidelity Securities Lending Cash Central Fund	5,939
Total	$83,408

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $8,134,216) — See accompanying schedule: Unaffiliated issuers (cost $428,862,341)	$572,886,939
Fidelity Central Funds (cost $21,314,865)	21,314,865
Total Investment in Securities (cost $450,177,206)		$594,201,804
Receivable for fund shares sold		1,238,192
Dividends receivable		2,910,104
Distributions receivable from Fidelity Central Funds		8,698
Prepaid expenses		985
Other receivables		1,111,346
Total assets		599,471,129
Liabilities
Payable to custodian bank	$9,255,704
Payable for investments purchased	1,872,995
Payable for fund shares redeemed	189,197
Accrued management fee	313,981
Distribution and service plan fees payable	8,718
Other affiliated payables	120,027
Other payables and accrued expenses	171,937
Collateral on securities loaned	8,485,550
Total liabilities		20,418,109
Net Assets		$579,053,020
Net Assets consist of:
Paid in capital		$467,167,654
Total accumulated earnings (loss)		111,885,366
Net Assets		$579,053,020
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,952,713 ÷ 632,962 shares)(a)		$28.36
Maximum offering price per share (100/94.25 of $28.36)		$30.09
Class M:
Net Asset Value and redemption price per share ($6,031,949 ÷ 212,323 shares)(a)		$28.41
Maximum offering price per share (100/96.50 of $28.41)		$29.44
Class C:
Net Asset Value and offering price per share ($3,437,821 ÷ 119,921 shares)(a)		$28.67
Latin America:
Net Asset Value, offering price and redemption price per share ($517,901,430 ÷ 18,302,222 shares)		$28.30
Class I:
Net Asset Value, offering price and redemption price per share ($7,124,312 ÷ 251,948 shares)		$28.28
Class Z:
Net Asset Value, offering price and redemption price per share ($26,604,795 ÷ 942,252 shares)		$28.24

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$23,053,634
Income from Fidelity Central Funds (including $5,939 from security lending)		83,408
Income before foreign taxes withheld		23,137,042
Less foreign taxes withheld		(1,133,487)
Total income		22,003,555
Expenses
Management fee	$3,618,879
Transfer agent fees	1,222,287
Distribution and service plan fees	102,818
Accounting and security lending fees	269,563
Custodian fees and expenses	215,521
Independent trustees' fees and expenses	2,916
Registration fees	103,592
Audit	82,282
Legal	1,445
Interest	443
Miscellaneous	14,894
Total expenses before reductions	5,634,640
Expense reductions	(20,256)
Total expenses after reductions		5,614,384
Net investment income (loss)		16,389,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,702,935
Fidelity Central Funds	1,088
Foreign currency transactions	(448,621)
Total net realized gain (loss)		57,255,402
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	72,607,961
Assets and liabilities in foreign currencies	114,092
Total change in net unrealized appreciation (depreciation)		72,722,053
Net gain (loss)		129,977,455
Net increase (decrease) in net assets resulting from operations		$146,366,626

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,389,171	$13,382,179
Net realized gain (loss)	57,255,402	40,059,458
Change in net unrealized appreciation (depreciation)	72,722,053	(118,083,853)
Net increase (decrease) in net assets resulting from operations	146,366,626	(64,642,216)
Distributions to shareholders	(10,500,914)	(9,005,746)
Share transactions - net increase (decrease)	(30,101,947)	(88,546,151)
Redemption fees	–	87,345
Total increase (decrease) in net assets	105,763,765	(162,106,768)
Net Assets
Beginning of period	473,289,255	635,396,023
End of period	$579,053,020	$473,289,255

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.98	$24.93	$22.45	$18.09	$30.31
Income from Investment Operations
Net investment income (loss)A	.69	.50	.42	.40	.28
Net realized and unrealized gain (loss)	6.11	(3.16)	2.48	4.27	(10.11)
Total from investment operations	6.80	(2.66)	2.90	4.67	(9.83)
Distributions from net investment income	(.42)	(.29)	(.43)	(.31)	(.31)
Distributions from net realized gain	–	–	–	–	(2.08)
Total distributions	(.42)	(.29)	(.43)	(.31)	(2.39)
Redemption fees added to paid in capitalA	–	–B	.01	–B	–B
Net asset value, end of period	$28.36	$21.98	$24.93	$22.45	$18.09
Total ReturnC,D	31.60%	(10.78)%	13.55%	26.29%	(34.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.38%	1.39%	1.40%	1.40%
Expenses net of fee waivers, if any	1.36%	1.38%	1.39%	1.40%	1.40%
Expenses net of all reductions	1.36%	1.36%	1.38%	1.39%	1.39%
Net investment income (loss)	2.81%	2.08%	1.90%	2.14%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$17,953	$14,157	$17,801	$19,115	$16,424
Portfolio turnover rateG	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.00	$24.96	$22.47	$18.11	$30.33
Income from Investment Operations
Net investment income (loss)A	.63	.43	.36	.35	.22
Net realized and unrealized gain (loss)	6.13	(3.16)	2.49	4.27	(10.13)
Total from investment operations	6.76	(2.73)	2.85	4.62	(9.91)
Distributions from net investment income	(.35)	(.23)	(.37)	(.26)	(.23)
Distributions from net realized gain	–	–	–	–	(2.08)
Total distributions	(.35)	(.23)	(.37)	(.26)	(2.31)
Redemption fees added to paid in capitalA	–	–B	.01	–B	–B
Net asset value, end of period	$28.41	$22.00	$24.96	$22.47	$18.11
Total ReturnC,D	31.26%	(11.04)%	13.24%	25.93%	(34.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.64%	1.66%	1.66%	1.68%	1.67%
Expenses net of fee waivers, if any	1.63%	1.66%	1.66%	1.68%	1.67%
Expenses net of all reductions	1.63%	1.63%	1.66%	1.68%	1.66%
Net investment income (loss)	2.54%	1.80%	1.62%	1.86%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$6,032	$5,098	$6,740	$7,378	$5,284
Portfolio turnover rateG	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.16	$25.12	$22.61	$18.18	$30.37
Income from Investment Operations
Net investment income (loss)A	.51	.32	.26	.26	.11
Net realized and unrealized gain (loss)	6.21	(3.18)	2.52	4.30	(10.17)
Total from investment operations	6.72	(2.86)	2.78	4.56	(10.06)
Distributions from net investment income	(.21)	(.10)	(.28)	(.13)	(.05)
Distributions from net realized gain	–	–	–	–	(2.08)
Total distributions	(.21)	(.10)	(.28)	(.13)	(2.13)
Redemption fees added to paid in capitalA	–	–B	.01	–B	–B
Net asset value, end of period	$28.67	$22.16	$25.12	$22.61	$18.18
Total ReturnC,D	30.62%	(11.43)%	12.71%	25.31%	(35.08)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.12%	2.13%	2.14%	2.15%	2.15%
Expenses net of fee waivers, if any	2.12%	2.13%	2.14%	2.14%	2.15%
Expenses net of all reductions	2.12%	2.11%	2.14%	2.14%	2.15%
Net investment income (loss)	2.06%	1.33%	1.15%	1.39%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$3,438	$3,498	$5,094	$6,590	$5,394
Portfolio turnover rateG	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.94	$24.89	$22.41	$18.08	$30.34
Income from Investment Operations
Net investment income (loss)A	.77	.57	.49	.45	.34
Net realized and unrealized gain (loss)	6.09	(3.15)	2.46	4.26	(10.11)
Total from investment operations	6.86	(2.58)	2.95	4.71	(9.77)
Distributions from net investment income	(.50)	(.37)	(.48)	(.38)	(.41)
Distributions from net realized gain	–	–	–	–	(2.08)
Total distributions	(.50)	(.37)	(.48)	(.38)	(2.49)
Redemption fees added to paid in capitalA	–	–B	.01	–B	–B
Net asset value, end of period	$28.30	$21.94	$24.89	$22.41	$18.08
Total ReturnC	32.06%	(10.50)%	13.87%	26.65%	(34.45)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.09%	1.14%	1.13%
Expenses net of fee waivers, if any	1.04%	1.07%	1.09%	1.14%	1.12%
Expenses net of all reductions	1.04%	1.05%	1.09%	1.13%	1.12%
Net investment income (loss)	3.13%	2.39%	2.19%	2.40%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$517,901	$445,845	$597,161	$596,514	$481,005
Portfolio turnover rateF	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.92	$24.88	$22.40	$18.08	$30.35
Income from Investment Operations
Net investment income (loss)A	.78	.59	.51	.46	.36
Net realized and unrealized gain (loss)	6.08	(3.15)	2.45	4.26	(10.13)
Total from investment operations	6.86	(2.56)	2.96	4.72	(9.77)
Distributions from net investment income	(.50)	(.40)	(.49)	(.40)	(.42)
Distributions from net realized gain	–	–	–	–	(2.08)
Total distributions	(.50)	(.40)	(.49)	(.40)	(2.50)
Redemption fees added to paid in capitalA	–	–B	.01	–B	–B
Net asset value, end of period	$28.28	$21.92	$24.88	$22.40	$18.08
Total ReturnC	32.09%	(10.44)%	13.94%	26.77%	(34.42)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.01%	1.01%	1.07%	1.06%
Expenses net of fee waivers, if any	1.00%	1.01%	1.01%	1.07%	1.06%
Expenses net of all reductions	1.00%	.98%	1.01%	1.06%	1.05%
Net investment income (loss)	3.17%	2.45%	2.27%	2.47%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$7,124	$4,546	$8,600	$3,825	$1,828
Portfolio turnover rateF	48%	53%	51%	108%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

Years ended October 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.92	$21.51
Income from Investment Operations
Net investment income (loss)B	.85	(.01)
Net realized and unrealized gain (loss)	6.03	.42
Total from investment operations	6.88	.41
Distributions from net investment income	(.56)	–
Distributions from net realized gain	–	–
Total distributions	(.56)	–
Net asset value, end of period	$28.24	$21.92
Total ReturnC,D	32.28%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.95%G
Expenses net of fee waivers, if any	.86%	.95%G
Expenses net of all reductions	.86%	.93%G
Net investment income (loss)	3.31%	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$26,605	$145
Portfolio turnover rateH	48%	53%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$162,263,490
Gross unrealized depreciation	(18,987,281)
Net unrealized appreciation (depreciation)	$143,276,209
Tax Cost	$450,925,595

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,432,320
Capital loss carryforward	$(43,933,589)
Net unrealized appreciation (depreciation) on securities and other investments	$143,386,635

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(43,933,589)
Total capital loss carryforward	$(43,933,589)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$10,500,914	$ 9,005,746

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $250,548,632 and $279,579,955, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$40,621	$756
Class M	.25%	.25%	27,553	473
Class C	.75%	.25%	34,644	2,581
			$102,818	$3,810

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,009
Class M	657
Class C(a)	191
$2,857

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$48,391.30
Class M	17,604.32
Class C	10,307.30
Latin America	1,135,662.23
Class I	8,043.19
Class Z	2,280.04
	$1,222,287

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $788 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,006,500	2.65%	$443

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,379 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $332. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Transfer Agent expense reduction
Latin America	$606

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,651 and a portion of class-level operating expenses as follows:

Amount
Class A	$495
Class M	166
Class C	133
Latin America	15,080
Class I	119
Class Z	6
$15,999

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2019	Year ended October 31, 2018(a)
Distributions to shareholders
Class A	$268,347	$203,267
Class M	80,020	60,223
Class C	31,875	19,813
Latin America	10,028,288	8,592,965
Class I	87,883	129,478
Class Z	4,501	–
Total	$10,500,914	$9,005,746

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2019	Year ended October 31, 2018(a)	Year ended October 31, 2019	Year ended October 31, 2018(a)
Class A
Shares sold	190,162	132,121	$4,542,667	$3,342,334
Reinvestment of distributions	12,291	8,149	261,098	198,340
Shares redeemed	(213,594)	(210,293)	(5,187,663)	(4,928,726)
Net increase (decrease)	(11,141)	(70,023)	$(383,898)	$(1,388,052)
Class M
Shares sold	28,150	33,058	$685,184	$849,708
Reinvestment of distributions	3,725	2,445	79,471	59,769
Shares redeemed	(51,275)	(73,856)	(1,242,844)	(1,749,327)
Net increase (decrease)	(19,400)	(38,353)	$(478,189)	$(839,850)
Class C
Shares sold	66,110	28,227	$1,652,333	$744,605
Reinvestment of distributions	1,372	727	29,690	18,055
Shares redeemed	(105,422)	(73,884)	(2,560,121)	(1,820,603)
Net increase (decrease)	(37,940)	(44,930)	$(878,098)	$(1,057,943)
Latin America
Shares sold	4,153,117	4,131,542	$98,919,671	$102,336,398
Reinvestment of distributions	450,184	339,440	9,512,373	8,218,379
Shares redeemed	(6,619,628)	(8,141,607)	(162,591,256)	(192,899,345)
Net increase (decrease)	(2,016,327)	(3,670,625)	$(54,159,212)	$(82,344,568)
Class I
Shares sold	150,061	238,869	$3,880,633	$5,842,130
Reinvestment of distributions	4,028	4,501	85,022	108,773
Shares redeemed	(109,553)	(381,644)	(2,603,516)	(9,010,302)
Net increase (decrease)	44,536	(138,274)	$1,362,139	$(3,059,399)
Class Z
Shares sold	1,000,685	6,615	$26,118,988	$143,661
Reinvestment of distributions	198	–	4,168	–
Shares redeemed	(65,246)	–	(1,687,845)	–
Net increase (decrease)	935,637	6,615	$24,435,311	$143,661

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	3.96%	5.04%	9.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Returns for the FTSE® Capped Nordic Index for periods prior to October 1, 2009 (it's inception date) are returns of the uncapped FTSE Nordic Index.

Period Ending Values
$23,818	Fidelity® Nordic Fund
$21,236	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year, the fund gained 3.96%, underperforming the 8.79% advance of the benchmark, the FTSE Nordic Capped Index. Despite continued volatility sparked by slowing global growth and trade tension, the Nordic countries delivered positive results, mainly due to the high-quality business fundamentals of the region's companies. Versus the FTSE index, stock selection detracted the most, especially in the consumer discretionary, industrials and financials sectors. On an individual basis, the fund's outsized position in Swedbank, which struggled after being implicated in a money-laundering scandal, detracted more than any other single security. The fund's sizable non-benchmark stake in Kambi Group, a sports-betting infrastructure firm listed on Sweden's First North stock exchange, also detracted. Conversely, the fund's positioning in materials added relative value, as did stock selection in information technology. Also, the fund's non-benchmark position in AddTech, a Swedish distribution firm for industrial equipment contributed notably.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Sweden	43.4%
Denmark	22.9%
Finland	14.1%
Norway	10.3%
United States of America*	4.9%
Malta	2.5%
Bermuda	1.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	96.8
Short-Term Investments and Net Other Assets (Liabilities)	3.2

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	9.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	6.9
Swedbank AB (A Shares) (Sweden, Banks)	5.3
Investor AB (B Shares) (Sweden, Diversified Financial Services)	4.5
Olvi PLC (A Shares) (Finland, Beverages)	4.1
UPM-Kymmene Corp. (Finland, Paper & Forest Products)	4.1
Skandinaviska Enskilda Banken AB (A Shares) (Sweden, Banks)	3.7
A.P. Moller - Maersk A/S Series B (Denmark, Marine)	3.4
DSV A/S (Denmark, Air Freight & Logistics)	3.3
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	3.1
47.4

Top Market Sectors as of October 31, 2019

% of fund's net assets
Industrials	21.5
Financials	18.9
Health Care	11.3
Information Technology	9.7
Consumer Discretionary	9.3
Consumer Staples	7.8
Materials	7.4
Communication Services	3.6
Energy	3.1
Utilities	3.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2019, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Nordic Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Bermuda - 1.9%
Vostok New Ventures Ltd. (depositary receipt)	814,271	$5,102,001
Denmark - 22.9%
A.P. Moller - Maersk A/S Series B	6,974	8,896,051
DSV A/S	89,100	8,645,578
Novo Nordisk A/S Series B	429,300	23,606,655
ORSTED A/S (a)	87,800	7,701,570
Scandinavian Tobacco Group A/S (a)	294,000	3,473,771
Vestas Wind Systems A/S	93,300	7,600,947

TOTAL DENMARK		59,924,572

Finland - 14.1%
Ahlstrom-Munksjo OYJ	150,177	2,251,098
Caverion Corp. (b)	152,766	1,141,545
Nokia Corp.	1,305,900	4,793,977
Nokian Tyres PLC	247,900	7,077,962
Olvi PLC (A Shares)	255,046	10,823,429
UPM-Kymmene Corp.	331,400	10,770,448

TOTAL FINLAND		36,858,459

Malta - 2.5%
Kambi Group PLC (b)(c)	391,488	6,466,889
Norway - 10.3%
Adevinta ASA Class B	555,972	6,347,989
Entra ASA (a)	97,900	1,464,856
Equinor ASA	439,200	8,123,826
Kongsberg Gruppen ASA	322,936	4,768,812
Schibsted ASA (B Shares)	116,850	3,263,005
Skandiabanken ASA (a)	435,631	3,093,328

TOTAL NORWAY		27,061,816

Sweden - 43.4%
AcadeMedia AB (a)	403,294	2,040,340
Addlife AB	90,771	2,030,566
AddTech AB (B Shares)	58,767	1,634,158
Alfa Laval AB	123,400	2,851,222
Arjo AB	947,800	3,902,827
Dustin Group AB (a)(b)	509,600	4,058,560
Eltel AB (a)(b)(c)	2,467,623	5,315,675
EQT AB (c)	16,400	157,347
Investor AB (B Shares) (b)	230,250	11,791,856
John Mattson Fastighetsforetag (c)	120,731	1,580,455
Lagercrantz Group AB (B Shares)	197,351	2,534,412
Momentum Group AB Class B	323,369	3,469,560
Saab AB (B Shares)	187,125	5,769,350
Securitas AB (B Shares)	395,600	6,325,863
Skandinaviska Enskilda Banken AB (A Shares)	1,011,800	9,694,971
Svenska Cellulosa AB (SCA) (B Shares)	609,600	6,209,830
Svenska Handelsbanken AB (A Shares)	572,100	5,741,488
Swedbank AB (A Shares)	999,699	13,982,347
Swedish Match Co. AB	136,600	6,411,459
Telefonaktiebolaget LM Ericsson (B Shares)	2,067,500	18,067,450

TOTAL SWEDEN		113,569,736

United States of America - 1.7%
Autoliv, Inc. (depositary receipt)	57,200	4,466,667
TOTAL COMMON STOCKS
(Cost $253,077,599)		253,450,140

Money Market Funds - 6.2%
Fidelity Cash Central Fund 1.83% (d)	2,848,901	2,849,470
Fidelity Securities Lending Cash Central Fund 1.84% (d)(e)	13,563,616	13,564,973
TOTAL MONEY MARKET FUNDS
(Cost $16,414,554)		16,414,443
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $269,492,153)		269,864,583
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(7,968,901)
NET ASSETS - 100%		$261,895,682

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,148,100 or 10.4% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,090
Fidelity Securities Lending Cash Central Fund	268,273
Total	$332,363

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$24,110,418	$24,110,418	$--	$--
Consumer Staples	20,708,659	20,708,659	--	--
Energy	8,123,826	8,123,826	--	--
Financials	49,563,338	43,821,850	5,741,488	--
Health Care	29,540,048	5,933,393	23,606,655	--
Industrials	56,418,761	39,921,763	16,496,998	--
Information Technology	25,395,839	2,534,412	22,861,427	--
Materials	19,231,376	19,231,376	--	--
Real Estate	3,045,311	3,045,311	--	--
Telecommunication Services	9,610,994	9,610,994	--	--
Utilities	7,701,570	7,701,570	--	--
Money Market Funds	16,414,443	16,414,443	--	--
Total Investments in Securities:	$269,864,583	$201,158,015	$68,706,568	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $12,874,328) — See accompanying schedule: Unaffiliated issuers (cost $253,077,599)	$253,450,140
Fidelity Central Funds (cost $16,414,554)	16,414,443
Total Investment in Securities (cost $269,492,153)		$269,864,583
Foreign currency held at value (cost $433,206)		433,206
Receivable for investments sold		5,994,050
Receivable for fund shares sold		24,826
Dividends receivable		322,348
Distributions receivable from Fidelity Central Funds		6,944
Prepaid expenses		496
Other receivables		203
Total assets		276,646,656
Liabilities
Payable for investments purchased	$734,839
Payable for fund shares redeemed	192,833
Accrued management fee	147,065
Other affiliated payables	51,533
Other payables and accrued expenses	62,041
Collateral on securities loaned	13,562,663
Total liabilities		14,750,974
Net Assets		$261,895,682
Net Assets consist of:
Paid in capital		$254,822,223
Total accumulated earnings (loss)		7,073,459
Net Assets, for 5,609,232 shares outstanding		$261,895,682
Net Asset Value, offering price and redemption price per share ($261,895,682 ÷ 5,609,232 shares)		$46.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$7,438,129
Non-Cash dividends		4,818,016
Income from Fidelity Central Funds (including $268,273 from security lending)		332,363
Income before foreign taxes withheld		12,588,508
Less foreign taxes withheld		(1,137,970)
Total income		11,450,538
Expenses
Management fee	$1,855,374
Transfer agent fees	511,115
Accounting and security lending fees	140,970
Custodian fees and expenses	32,973
Independent trustees' fees and expenses	1,551
Registration fees	22,720
Audit	78,118
Legal	608
Miscellaneous	1,720
Total expenses before reductions	2,645,149
Expense reductions	(44,922)
Total expenses after reductions		2,600,227
Net investment income (loss)		8,850,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,935,198
Fidelity Central Funds	794
Foreign currency transactions	(21,509)
Total net realized gain (loss)		3,914,483
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,241,479)
Fidelity Central Funds	(111)
Assets and liabilities in foreign currencies	(19,334)
Total change in net unrealized appreciation (depreciation)		(2,260,924)
Net gain (loss)		1,653,559
Net increase (decrease) in net assets resulting from operations		$10,503,870

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,850,311	$2,921,247
Net realized gain (loss)	3,914,483	29,401,950
Change in net unrealized appreciation (depreciation)	(2,260,924)	(46,626,675)
Net increase (decrease) in net assets resulting from operations	10,503,870	(14,303,478)
Distributions to shareholders	(26,423,359)	(13,759,103)
Share transactions
Proceeds from sales of shares	21,795,602	18,566,517
Reinvestment of distributions	24,699,755	12,909,432
Cost of shares redeemed	(58,864,048)	(90,024,441)
Net increase (decrease) in net assets resulting from share transactions	(12,368,691)	(58,548,492)
Redemption fees	–	47,618
Total increase (decrease) in net assets	(28,288,180)	(86,563,455)
Net Assets
Beginning of period	290,183,862	376,747,317
End of period	$261,895,682	$290,183,862
Other Information
Shares
Sold	481,565	350,130
Issued in reinvestment of distributions	565,212	250,523
Redeemed	(1,283,144)	(1,688,296)
Net increase (decrease)	(236,367)	(1,087,643)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$49.64	$54.34	$45.28	$44.99	$43.36
Income from Investment Operations
Net investment income (loss)A	1.50B	.47	.51	.64	.56
Net realized and unrealized gain (loss)	.15	(3.01)	9.32	.27	1.06
Total from investment operations	1.65	(2.54)	9.83	.91	1.62
Distributions from net investment income	(.05)	(.50)	(.65)	(.57)	–
Distributions from net realized gain	(4.55)	(1.67)	(.12)	(.05)	–
Total distributions	(4.60)	(2.17)	(.77)	(.62)	–
Redemption fees added to paid in capitalA	–	.01	–C	–C	.01
Net asset value, end of period	$46.69	$49.64	$54.34	$45.28	$44.99
Total ReturnD	3.96%	(4.80)%	22.14%	1.97%	3.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.99%	.99%	1.00%
Expenses net of fee waivers, if any	.98%	.97%	.99%	.98%	1.00%
Expenses net of all reductions	.96%	.97%	.96%	.98%	.99%
Net investment income (loss)	3.28%B	.89%	1.04%	1.37%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$261,896	$290,184	$376,747	$430,020	$405,726
Portfolio turnover rateG	34%	56%	69%	63%	80%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividends which amounted to $.82 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,021,935
Gross unrealized depreciation	(30,013,217)
Net unrealized appreciation (depreciation)	$(4,991,282)
Tax Cost	$274,855,865

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,814,360
Undistributed long-term capital gain	$3,268,887
Net unrealized appreciation (depreciation) on securities and other investments	$(5,009,786)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$5,998,258	$ 10,195,686
Long-term Capital Gains	20,425,101	3,563,417
Total	$26,423,359	$ 13,759,103

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $90,955,107 and $120,650,871, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $726 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42,654 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $113.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,155.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	22.37%	8.41%	10.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$28,088	Fidelity® Pacific Basin Fund
$18,025	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 11.47% for the 12 months ending October 31, 2019, as international stocks reflected a confluence of factors, including escalating trade tension, and moderating but still positive global economic growth. Currency fluctuations were largely modest and varied by region, muting the overall impact on international equity returns. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth. The Fed cut its policy rate in July for the first time since 2008. However, the index returned -1.21% for the month, followed by -3.08% in August. In September, the Fed cut its policy rate another quarter point, citing concerns about slowing economic growth and muted inflation, and did the same in October, leading to monthly gains of 2.59% and 3.49%, respectively. For the full 12 months, the growth-oriented information technology sector (+22%) led the way, followed by utilities (+20%) and real estate (+18%), two high-dividend-yielding categories. Conversely, energy was roughly flat, while materials (+6%) and communication services (7%) also lagged. By region, Asia Pacific ex Japan (+16%), Europe ex U.K (+13%), Canada (+12%) and emerging markets (+12%) fared best. Meanwhile, the U.K. (+7%) and Japan (+10%) trailed the broader market.

Comments from Co-Portfolio Manager John Dance:  For the year, the fund advanced 22.37%, considerably outpacing the 11.82% gain of the benchmark, the MSCI AC (All Country) Pacific Free Index. Stock selection drove the vast majority of the fund’s advantage over the benchmark, especially in financials, consumer staples and industrials. Choices in China stood out to the upside. A large overweighting in China-based Kweichow Moutai added more relative value than any other holding. Overweighting Magellan Financial Group, an Australia-based asset manager, also contributed on a relative basis, as did Hoya, a provider of EUV (extreme ultraviolet) lithography photomasks. Conversely, picks in consumer discretionary and an underweighting in real estate detracted, along with a modest cash position. Several non-benchmark positions in Japan hurt: Nakanishi, a manufacturer of dental equipment; Pilot (-25%), a maker of writing instruments, stationery and jewelry; and Fukushima Industries, which makes refrigeration equipment used in convenience stores. We sold this last stock from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 1, 2019, Kirk Neureiter and Bruce MacDonald joined John Dance as co-managers of the fund. They’re co-managing the fund until year-end, when John will come off of the fund.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2019
Japan	32.7%
Australia	11.8%
Cayman Islands	11.6%
China	10.2%
India	8.1%
Taiwan	5.6%
Hong Kong	5.3%
Korea (South)	4.1%
Indonesia	2.2%
Other	8.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2019

% of fund's net assets
Stocks	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Top Ten Stocks as of October 31, 2019

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.6
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.3
AIA Group Ltd. (Hong Kong, Insurance)	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.2
Commonwealth Bank of Australia (Australia, Banks)	2.1
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.8
CSL Ltd. (Australia, Biotechnology)	1.8
26.5

Top Market Sectors as of October 31, 2019

% of fund's net assets
Financials	16.6
Information Technology	16.2
Industrials	14.3
Health Care	13.7
Consumer Discretionary	12.7
Communication Services	9.5
Consumer Staples	8.1
Energy	3.1
Real Estate	3.1
Utilities	1.1

Fidelity® Pacific Basin Fund

Schedule of Investments October 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 11.8%
Aristocrat Leisure Ltd.	384,311	$8,379,917
Blue Sky Alternative Investments Ltd. (a)(b)	1,733,447	12
BWX Ltd. (c)	1,998,080	5,397,455
Commonwealth Bank of Australia	345,808	18,749,748
CSL Ltd.	91,907	16,208,380
Hansen Technologies Ltd.	2,942,633	6,885,837
HUB24 Ltd. (c)	1,034,212	8,779,279
Macquarie Group Ltd.	134,320	12,402,764
Magellan Financial Group Ltd.	140,866	4,672,236
National Storage (REIT) unit	1,754,473	2,251,301
Netwealth Group Ltd. (c)	857,077	5,198,709
NIB Holdings Ltd.	1,133,545	5,479,611
Pro Medicus Ltd. (c)	70,223	1,288,658
realestate.com.au Ltd.	122,365	9,183,419

TOTAL AUSTRALIA		104,877,326

Bailiwick of Jersey - 0.8%
Amcor PLC unit	716,758	6,863,234
Cayman Islands - 11.6%
51job, Inc. sponsored ADR (a)	88,100	6,939,637
Alibaba Group Holding Ltd. sponsored ADR (a)	183,900	32,489,613
China High Precision Automation Group Ltd. (a)(b)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(b)	2,572,200	3
Hansoh Pharmaceutical Group Co. Ltd. (d)	2,358,000	7,163,743
Hypebeast Ltd.	20,020,000	3,432,613
International Housewares Retail Co. Ltd.	19,363,700	4,516,750
Shenzhou International Group Holdings Ltd.	547,500	7,565,713
SITC International Holdings Co. Ltd.	3,415,000	3,760,252
Tencent Holdings Ltd.	914,800	37,106,957

TOTAL CAYMAN ISLANDS		102,975,283

China - 10.2%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,413,610	8,093,235
Centre Testing International Group Co. Ltd. (A Shares)	2,386,109	4,742,397
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	1,336,800	4,409,067
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	568,010	9,008,418
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	703,694	5,867,004
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	711,900	6,902,845
Kweichow Moutai Co. Ltd. (A Shares)	124,650	20,862,621
Midea Group Co. Ltd. (A Shares)	773,400	6,091,164
Qingdao Port International Co. Ltd. (H Shares) (d)	7,112,000	4,078,604
Shanghai International Airport Co. Ltd. (A Shares)	361,613	3,914,100
Shenzhen Expressway Co. Ltd. (H Shares)	6,894,000	9,227,611
Yunnan Baiyao Group Co. Ltd. (A Shares)	622,433	7,648,920

TOTAL CHINA		90,845,986

Hong Kong - 5.3%
AIA Group Ltd.	2,028,800	20,203,247
CNOOC Ltd.	4,214,000	6,271,488
CSPC Pharmaceutical Group Ltd.	2,566,000	6,571,836
Dah Sing Banking Group Ltd.	681,600	881,170
Hong Kong Exchanges and Clearing Ltd.	262,427	8,175,661
Sino Land Ltd.	3,392,000	5,070,590

TOTAL HONG KONG		47,173,992

India - 8.1%
Axis Bank Ltd.	464,198	4,806,154
CCL Products (India) Ltd.	1,250,367	3,631,878
HDFC Asset Management Co. Ltd. (d)	155,363	6,544,166
HDFC Bank Ltd.	515,532	8,925,809
Housing Development Finance Corp. Ltd.	306,384	9,188,579
Indraprastha Gas Ltd.	927,400	5,110,356
Oberoi Realty Ltd.	352,703	2,515,769
Petronet LNG Ltd.	1,275,200	5,141,959
Power Grid Corp. of India Ltd.	1,496,460	4,181,691
Reliance Industries Ltd.	788,675	16,243,884
TCNS Clothing Co. Ltd. (a)(d)	595,290	6,318,764

TOTAL INDIA		72,609,009

Indonesia - 2.2%
PT Bank Central Asia Tbk	5,372,500	12,025,415
PT Bank Rakyat Indonesia Tbk	25,248,900	7,565,461

TOTAL INDONESIA		19,590,876

Japan - 32.7%
Azbil Corp.	248,800	6,923,406
Bank of Kyoto Ltd.	88,500	3,502,878
Create SD Holdings Co. Ltd.	211,800	5,247,619
Daikin Industries Ltd.	73,200	10,245,046
Hoshizaki Corp.	91,400	7,769,213
Hoya Corp.	204,100	18,037,793
Iriso Electronics Co. Ltd.	135,100	6,679,672
Kao Corp.	142,100	11,424,653
Keyence Corp.	30,400	19,221,811
Kyowa Hakko Kirin Co., Ltd.	298,500	5,492,406
Lasertec Corp.	116,100	8,345,969
Minebea Mitsumi, Inc.	428,500	8,137,879
Misumi Group, Inc.	271,800	6,832,716
MonotaRO Co. Ltd. (c)	250,800	7,576,823
Nakanishi, Inc.	242,800	4,048,015
Nidec Corp.	50,000	7,361,289
Nihon M&A Center, Inc.	238,600	7,254,657
Nintendo Co. Ltd.	30,500	11,187,019
Nitori Holdings Co. Ltd.	54,700	8,325,949
NSD Co. Ltd.	277,700	8,559,997
Open House Co. Ltd.	315,800	8,070,128
ORIX Corp.	337,400	5,302,205
PALTAC Corp.	86,600	4,176,329
Pilot Corp.	145,500	5,901,139
Recruit Holdings Co. Ltd.	276,700	9,195,860
Shionogi & Co. Ltd.	172,600	10,359,952
SMC Corp.	23,000	9,936,948
SMS Co., Ltd.	323,200	7,923,812
SoftBank Corp.	367,700	14,144,101
Subaru Corp.	306,000	8,769,199
Terumo Corp.	384,600	12,552,085
Tsuruha Holdings, Inc.	75,400	8,481,637
Zozo, Inc. (c)	611,200	14,236,650

TOTAL JAPAN		291,224,855

Korea (South) - 3.1%
KB Financial Group, Inc.	160,640	5,749,148
Samsung Electronics Co. Ltd.	221,980	9,559,846
SK Hynix, Inc.	170,628	11,955,580

TOTAL KOREA (SOUTH)		27,264,574

Multi-National - 1.0%
HKT Trust/HKT Ltd. unit	5,722,000	8,901,487
Netherlands - 0.8%
ASML Holding NV (Netherlands)	28,700	7,522,689
New Zealand - 1.6%
EBOS Group Ltd.	428,279	6,764,419
Ryman Healthcare Group Ltd.	955,340	7,895,839

TOTAL NEW ZEALAND		14,660,258

Philippines - 1.0%
Ayala Land, Inc.	9,453,000	9,027,326
Taiwan - 5.6%
Micro-Star International Co. Ltd.	1,674,000	4,939,996
Taiwan Semiconductor Manufacturing Co. Ltd.	3,831,000	37,472,264
Voltronic Power Technology Corp.	350,388	7,754,997

TOTAL TAIWAN		50,167,257

Thailand - 1.2%
Home Product Center PCL (For. Reg.)	10,933,100	6,227,462
Thai Beverage PCL	7,190,200	4,827,422

TOTAL THAILAND		11,054,884

United States of America - 1.2%
GI Dynamics, Inc. CDI (a)	5,561,290	149,513
ResMed, Inc. CDI	699,662	10,280,324

TOTAL UNITED STATES OF AMERICA		10,429,837

TOTAL COMMON STOCKS
(Cost $652,271,738)		875,188,873

Nonconvertible Preferred Stocks - 1.0%
Korea (South) - 1.0%
Samsung Electronics Co. Ltd.
(Cost $8,424,134)	244,100	8,562,241

Money Market Funds - 3.3%
Fidelity Cash Central Fund 1.83% (e)	5,874,802	5,875,977
Fidelity Securities Lending Cash Central Fund 1.84% (e)(f)	23,794,301	23,796,681
TOTAL MONEY MARKET FUNDS
(Cost $29,672,658)		29,672,658
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $690,368,530)		913,423,772
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(22,269,678)
NET ASSETS - 100%		$891,154,094

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,105,277 or 2.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$405,499
Fidelity Securities Lending Cash Central Fund	415,220
Total	$820,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$83,955,596	$--	$83,955,596	$--
Consumer Discretionary	112,964,514	32,489,613	80,474,901	--
Consumer Staples	73,290,770	--	73,290,770	--
Energy	27,657,331	--	27,657,331	--
Financials	148,152,252	--	148,152,240	12
Health Care	121,364,728	--	121,364,728	--
Industrials	128,552,980	14,694,634	113,858,346	--
Information Technology	144,722,545	35,017,663	109,704,880	2
Materials	6,863,237	--	6,863,234	3
Real Estate	26,935,114	--	26,935,114	--
Utilities	9,292,047	--	9,292,047	--
Money Market Funds	29,672,658	29,672,658	--	--
Total Investments in Securities:	$913,423,772	$111,874,568	$801,549,187	$17

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2019
Assets
Investment in securities, at value (including securities loaned of $22,608,454) — See accompanying schedule: Unaffiliated issuers (cost $660,695,872)	$883,751,114
Fidelity Central Funds (cost $29,672,658)	29,672,658
Total Investment in Securities (cost $690,368,530)		$913,423,772
Receivable for investments sold		3,228,714
Receivable for fund shares sold		310,122
Dividends receivable		1,604,315
Distributions receivable from Fidelity Central Funds		82,432
Prepaid expenses		1,550
Other receivables		45,243
Total assets		918,696,148
Liabilities
Payable for investments purchased	$1,594,343
Payable for fund shares redeemed	373,379
Accrued management fee	610,087
Other affiliated payables	151,398
Other payables and accrued expenses	1,017,603
Collateral on securities loaned	23,795,244
Total liabilities		27,542,054
Net Assets		$891,154,094
Net Assets consist of:
Paid in capital		$670,070,690
Total accumulated earnings (loss)		221,083,404
Net Assets, for 27,293,538 shares outstanding		$891,154,094
Net Asset Value, offering price and redemption price per share ($891,154,094 ÷ 27,293,538 shares)		$32.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2019
Investment Income
Dividends		$16,029,246
Income from Fidelity Central Funds (including $415,220 from security lending)		820,719
Income before foreign taxes withheld		16,849,965
Less foreign taxes withheld		(1,274,482)
Total income		15,575,483
Expenses
Management fee
Basic fee	$5,779,120
Performance adjustment	326,109
Transfer agent fees	1,391,824
Accounting and security lending fees	401,558
Custodian fees and expenses	163,009
Independent trustees' fees and expenses	4,734
Registration fees	30,379
Audit	94,946
Legal	3,007
Miscellaneous	5,997
Total expenses before reductions	8,200,683
Expense reductions	(61,211)
Total expenses after reductions		8,139,472
Net investment income (loss)		7,436,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,298,985)
Fidelity Central Funds	(39)
Foreign currency transactions	(73,749)
Total net realized gain (loss)		(1,372,773)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $879,462)	161,477,396
Assets and liabilities in foreign currencies	13,995
Total change in net unrealized appreciation (depreciation)		161,491,391
Net gain (loss)		160,118,618
Net increase (decrease) in net assets resulting from operations		$167,554,629

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2019	Year ended October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,436,011	$6,163,967
Net realized gain (loss)	(1,372,773)	80,755,805
Change in net unrealized appreciation (depreciation)	161,491,391	(211,680,575)
Net increase (decrease) in net assets resulting from operations	167,554,629	(124,760,803)
Distributions to shareholders	(77,993,885)	(42,947,398)
Share transactions
Proceeds from sales of shares	84,737,459	182,924,589
Reinvestment of distributions	60,437,260	41,121,006
Cost of shares redeemed	(151,213,172)	(223,982,513)
Net increase (decrease) in net assets resulting from share transactions	(6,038,453)	63,082
Redemption fees	–	17,913
Total increase (decrease) in net assets	83,522,291	(167,627,206)
Net Assets
Beginning of period	807,631,803	975,259,009
End of period	$891,154,094	$807,631,803
Other Information
Shares
Sold	2,829,464	5,193,865
Issued in reinvestment of distributions	2,238,417	1,184,702
Redeemed	(5,146,136)	(6,457,678)
Net increase (decrease)	(78,255)	(79,111)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

Years ended October 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$35.53	$28.82	$27.01	$28.92
Income from Investment Operations
Net investment income (loss)A	.26	.22	.25	.24	.37B
Net realized and unrealized gain (loss)	5.74	(4.69)	7.09	2.88	(.49)
Total from investment operations	6.00	(4.47)	7.34	3.12	(.12)
Distributions from net investment income	(.20)	(.23)	(.17)	(.36)	(.18)
Distributions from net realized gain	(2.67)	(1.32)	(.46)	(.95)	(1.61)
Total distributions	(2.86)C	(1.55)	(.63)	(1.31)	(1.79)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$32.65	$29.51	$35.53	$28.82	$27.01
Total ReturnE	22.37%	(13.24)%	26.22%	12.05%	(.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.07%	1.11%	1.19%	1.17%
Expenses net of fee waivers, if any	.97%	1.07%	1.11%	1.19%	1.17%
Expenses net of all reductions	.97%	1.06%	1.10%	1.19%	1.17%
Net investment income (loss)	.88%	.62%	.84%	.87%	1.34%B
Supplemental Data
Net assets, end of period (000 omitted)	$891,154	$807,632	$975,259	$688,318	$654,032
Portfolio turnover rateH	32%	37%	36%	30%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Total distributions of $2.86 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $2.668 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2019

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$266,063,125
Gross unrealized depreciation	(48,580,025)
Net unrealized appreciation (depreciation)	$217,483,100
Tax Cost	$695,940,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,499,690
Capital loss carryforward	$(2,002,422)
Net unrealized appreciation (depreciation) on securities and other investments	$217,465,597

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,002,422)

The tax character of distributions paid was as follows:

	October 31, 2019	October 31, 2018
Ordinary Income	$5,312,193	$ 10,743,790
Long-term Capital Gains	72,681,692	32,203,608
Total	$77,993,885	$ 42,947,398

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $266,386,992 and $292,566,340, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $454 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,219 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $54,127 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $761.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $6,323.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 171 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period-B May 1, 2019 to October 31, 2019
Fidelity Canada Fund
Class A	1.22%
Actual		$1,000.00	$1,015.60	$6.20
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class M	1.51%
Actual		$1,000.00	$1,014.30	$7.67
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Class C	1.94%
Actual		$1,000.00	$1,012.00	$9.84
Hypothetical-C		$1,000.00	$1,015.43	$9.86
Canada	.90%
Actual		$1,000.00	$1,017.30	$4.58
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Class I	.87%
Actual		$1,000.00	$1,017.40	$4.42
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class Z	.74%
Actual		$1,000.00	$1,018.20	$3.76
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Fidelity China Region Fund
Class A	1.25%
Actual		$1,000.00	$1,009.90	$6.33
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class M	1.57%
Actual		$1,000.00	$1,008.20	$7.95
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	1.98%
Actual		$1,000.00	$1,006.10	$10.01
Hypothetical-C		$1,000.00	$1,015.22	$10.06
China Region	.93%
Actual		$1,000.00	$1,011.40	$4.71
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Class I	.95%
Actual		$1,000.00	$1,011.50	$4.82
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Class Z	.84%
Actual		$1,000.00	$1,012.10	$4.26
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Fidelity Emerging Asia Fund	1.16%
Actual		$1,000.00	$1,021.80	$5.91
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Fidelity Emerging Markets Fund
Emerging Markets	.92%
Actual		$1,000.00	$1,036.70	$4.72
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class K	.79%
Actual		$1,000.00	$1,037.30	$4.06
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Fidelity Europe Fund
Class A	1.05%
Actual		$1,000.00	$992.30	$5.27
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class M	1.36%
Actual		$1,000.00	$990.70	$6.82
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class C	1.83%
Actual		$1,000.00	$988.20	$9.17
Hypothetical-C		$1,000.00	$1,015.98	$9.30
Europe	.73%
Actual		$1,000.00	$994.00	$3.67
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class I	.70%
Actual		$1,000.00	$994.00	$3.52
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class Z	.66%
Actual		$1,000.00	$994.20	$3.32
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Fidelity Japan Fund
Class A	1.33%
Actual		$1,000.00	$1,067.60	$6.93
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.64%
Actual		$1,000.00	$1,065.80	$8.54
Hypothetical-C		$1,000.00	$1,016.94	$8.34
Class C	2.00%
Actual		$1,000.00	$1,063.90	$10.40
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Japan	1.01%
Actual		$1,000.00	$1,069.50	$5.27
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class I	.97%
Actual		$1,000.00	$1,070.20	$5.06
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class Z	.89%
Actual		$1,000.00	$1,070.30	$4.64
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Fidelity Japan Smaller Companies Fund	.93%
Actual		$1,000.00	$1,070.60	$4.85
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Fidelity Latin America Fund
Class A	1.35%
Actual		$1,000.00	$1,187.10	$7.44
Hypothetical-C		$1,000.00	$1,018.40	$6.87
Class M	1.62%
Actual		$1,000.00	$1,185.70	$8.92
Hypothetical-C		$1,000.00	$1,017.04	$8.24
Class C	2.08%
Actual		$1,000.00	$1,182.80	$11.44
Hypothetical-C		$1,000.00	$1,014.72	$10.56
Latin America	1.03%
Actual		$1,000.00	$1,189.10	$5.68
Hypothetical-C		$1,000.00	$1,020.01	$5.24
Class I	.99%
Actual		$1,000.00	$1,189.20	$5.46
Hypothetical-C		$1,000.00	$1,020.21	$5.04
Class Z	.88%
Actual		$1,000.00	$1,190.10	$4.86
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Fidelity Nordic Fund	.97%
Actual		$1,000.00	$1,002.60	$4.90
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Fidelity Pacific Basin Fund	1.01%
Actual		$1,000.00	$1,052.20	$5.22
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/09/19	12/06/19	$0.765	$1.404
Class M	12/09/19	12/06/19	$0.635	$1.404
Class C	12/09/19	12/06/19	$0.175	$1.404
Canada	12/09/19	12/06/19	$0.921	$1.404
Class I	12/09/19	12/06/19	$0.867	$1.404
Class Z	12/09/19	12/06/19	$1.029	$1.404
Fidelity China Region Fund
Class A	12/09/19	12/06/19	$0.149	$0.000
Class M	12/09/19	12/06/19	$0.009	$0.000
Class C	12/09/19	12/06/19	$0.000	$0.000
China Region	12/09/19	12/06/19	$0.259	$0.000
Class I	12/09/19	12/06/19	$0.257	$0.000
Class Z	12/09/19	12/06/19	$0.328	$0.000
Fidelity Emerging Asia Fund
Emerging Asia	12/09/19	12/06/19	$0.329	$2.466
Fidelity Emerging Markets Fund
Emerging Markets	12/09/19	12/06/19	$0.599	$0.000
Class K	12/09/19	12/06/19	$0.646	$0.000
Fidelity Europe Fund
Class A	12/09/19	12/06/19	$1.499	$1.081
Class M	12/09/19	12/06/19	$1.360	$1.081
Class C	12/09/19	12/06/19	$1.136	$1.081
Europe	12/09/19	12/06/19	$1.609	$1.081
Class I	12/09/19	12/06/19	$1.621	$1.081
Class Z	12/09/19	12/06/19	$1.668	$1.081
Fidelity Japan Fund
Class A	12/09/19	12/06/19	$0.072	$0.088
Class M	12/09/19	12/06/19	$0.027	$0.088
Class C	12/09/19	12/06/19	$0.000	$0.035
Japan	12/09/19	12/06/19	$0.105	$0.088
Class I	12/09/19	12/06/19	$0.118	$0.088
Class Z	12/09/19	12/06/19	$0.131	$0.088
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/09/19	12/06/19	$0.225	$1.003
Fidelity Latin America Fund
Class A	12/09/19	12/06/19	$0.549	$0.000
Class M	12/09/19	12/06/19	$0.475	$0.000
Class C	12/09/19	12/06/19	$0.316	$0.000
Latin America	12/09/19	12/06/19	$0.633	$0.000
Class I	12/09/19	12/06/19	$0.671	$0.000
Class Z	12/09/19	12/06/19	$0.691	$0.000
Fidelity Nordic Fund
Nordic	12/09/19	12/06/19	$1.599	$0.592
Fidelity Pacific Basin Fund
Pacific Basin	12/09/19	12/06/19	$0.258	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$22,923,907
Fidelity China Region Fund	$149,631
Fidelity Emerging Asia Fund	$54,004,246
Fidelity Europe Fund	$22,536,801
Fidelity Japan Smaller Companies Fund	$28,639,394
Fidelity Nordic Fund	$3,386,067

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class K	Class Z
Fidelity Canada Fund
December, 2018	2%	3%	–	1%	1%	–	1%
Fidelity Emerging Markets Fund
December, 2018	–	–	–	6%	–	5%	–
Fidelity Europe Fund
December, 2018	2%	2%	3%	2%	2%	–	2%
Fidelity Latin America Fund
December 07, 2018	1%	1%	1%	–	–	–	–
December 28, 2018	1%	1%	1%	1%	1%	–	1%
Fidelity Nordic Fund
December, 2018	–	–	–	3%	–		–
Fidelity Pacific Basin Fund
December, 2018	–	–	–	2%	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class K	Class Z
Fidelity Canada Fund
December, 2018	100%	100%	–	94%	92%	–	82%
Fidelity China Region Fund
December, 2018	100%	–	–	100%	100%	–	100%
Fidelity Emerging Asia Fund
December, 2018	–	–	–	100%	–	–	–
Fidelity Emerging Markets Fund
December, 2018	–	–	–	100%	–	100%	–
Fidelity Europe Fund
December, 2018	82%	95%	100%	70%	70%	–	66%
Fidelity Japan Fund
December, 2018	–	–	–	100%	100%	–	100%
Fidelity Japan Smaller Companies Fund
December, 2018	–	–	–	100%	–	–
Fidelity Latin America Fund
December 07, 2018	43%	51%	80%	37%	37%	–	33%
December 28, 2018	27%	27%	27%	27%	27%	–	27%
Fidelity Nordic Fund
December, 2018	–	–	–	69%	–	–	–
Fidelity Pacific Basin
December, 2018	–	–	–	100%	–	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/10/18	$0.5687	$0.1787
Class M	12/10/18	$0.4007	$0.1787
Class C	12/11/18	$0.0000	$0.0000
Canada	12/10/18	$0.7557	$0.1787
Class I	12/10/18	$0.7707	$0.1787
Class Z	12/10/18	$0.8667	$0.1787
Fidelity China Region Fund
Class A	12/10/18	$0.1875	$0.0725
Class M	12/10/18	$0.0000	$0.0000
Class C	12/10/18	$0.0000	$0.0000
China Region	12/10/18	$0.3185	$0.0725
Class I	12/10/18	$0.3045	$0.0725
Class Z	12/10/18	$0.3895	$0.0725
Fidelity Emerging Asia Fund
Emerging Asia	12/10/18	$0.4826	$0.0916
Fidelity Emerging Markets Fund
Emerging Markets	12/10/18	$0.2782	$0.0582
Class K	12/10/18	$0.3242	$0.0582
Fidelity Europe Fund
Class A	12/17/18	$0.8268	$0.0710
Class M	12/17/18	$0.7171	$0.0710
Class C	12/17/18	$0.6580	$0.0710
Europe	12/17/18	$0.9764	$0.0710
Class I	12/17/18	$0.9799	$0.0710
Class Z	12/17/18	$1.0383	$0.0710
Fidelity Japan Fund
Class A	12/10/18	$0.0000	$0.0000
Class M	12/10/18	$0.0000	$0.0000
Class C	12/10/18	$0.0000	$0.0000
Japan	12/10/18	$0.0644	$0.0144
Class I	12/10/18	$0.0564	$0.0144
Class Z	12/10/18	$0.0774	$0.0144
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/10/18	$0.1515	$0.0395
Fidelity Latin America Fund
Class A	12/10/18	$0.4609	$0.0579
Class M	12/10/18	$0.3889	$0.0579
Class C	12/10/18	$0.2459	$0.0579
Latin America	12/10/18	$0.5409	$0.0579
Class I	12/10/18	$0.5409	$0.0579
Class Z	12/10/18	$0.6009	$0.0579
Class A	12/31/18	$0.0200	$0.0000
Class M	12/31/18	$0.0200	$0.0000
Class C	12/31/18	$0.0200	$0.0000
Latin America	12/31/18	$0.0200	$0.0000
Class I	12/31/18	$0.0200	$0.0000
Class Z	12/31/18	$0.0200	$0.0000
Fidelity Nordic Fund
Nordic	12/10/18	$1.0287	$0.0527
Fidelity Pacific Basin Fund
Pacific Basin	12/17/18	$0.2445	$0.0495

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

TIF-ANN-1219
1.754542.119

Item 2.

Code of Ethics

As of the end of the period, October 31, 2019, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$4,600	$5,300	$2,100
Fidelity China Region Fund	$75,000	$5,500	$5,300	$2,500
Fidelity Emerging Asia Fund	$59,000	$4,900	$5,300	$2,200
Fidelity Emerging Markets Fund	$68,000	$5,700	$5,500	$2,600
Fidelity Europe Fund	$70,000	$5,200	$5,300	$2,300
Fidelity Japan Fund	$69,000	$5,000	$5,300	$2,300
Fidelity Japan Smaller Companies Fund	$50,000	$4,200	$5,300	$1,900
Fidelity Latin America Fund	$68,000	$5,000	$5,300	$2,300
Fidelity Nordic Fund	$50,000	$4,200	$6,100	$1,900
Fidelity Pacific Basin Fund	$61,000	$5,000	$5,500	$2,300

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$58,000	$5,200	$5,200	$2,600
Fidelity China Region Fund	$69,000	$6,000	$5,200	$3,000
Fidelity Emerging Asia Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Emerging Markets Fund	$72,000	$6,300	$5,400	$3,100
Fidelity Europe Fund	$64,000	$5,700	$5,200	$2,800
Fidelity Japan Fund	$63,000	$5,500	$5,200	$2,700
Fidelity Japan Smaller Companies Fund	$52,000	$4,600	$5,200	$2,300
Fidelity Latin America Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Nordic Fund	$51,000	$4,600	$5,200	$2,300
Fidelity Pacific Basin Fund	$63,000	$5,500	$5,400	$2,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	October 31, 2019A	October 31, 2018A
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2019A	October 31, 2018A
PwC	$12,665,000	$11,075,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2019